Exhibit 10.24

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of April 1, 2016 (the “Effective Date”), is by and among Atomera Incorporated, a Delaware corporation (the “Company”), and the investors that have executed this Agreement and are listed on the Schedule of Buyers, attached hereto as Exhibit A (individually, a “Buyer” and collectively, the “Buyers”).

RECITALS

A.            The Company and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506 of Regulation D (“Regulation D”), as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.            The Company has authorized the issuance of senior secured convertible notes in the aggregate original principal amount of up to $6,000,000, in the form attached hereto as Exhibit B (the “Notes”), which Notes shall be convertible into shares of Common Stock (as defined in the Notes) (as converted, collectively, the “Conversion Shares”), in accordance with the terms of the Notes.

C.            On March 17, 2015, the Company issued similar senior convertible notes having an aggregate principal amount of $14.75 million (the “2015 Convertible Notes”) and, pursuant to an agreement among the holders of the 2015 Convertible Notes, dated the date hereof (the “Earlier Investors”), the Earlier Investors have agreed that the Notes are pari passu in all respects, including in terms of payment, security and registration rights, with the 2015 Convertible Notes.

D.            Each Buyer wishes to purchase and the Company wishes to sell upon the terms and conditions stated in this Agreement, the aggregate original principal amount of the Notes set forth opposite such Buyer’s name in column (2) on the Schedule of Buyers.

E.             At the Closing, the parties hereto shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

F.             In connection with the Offering, the Company, together with National Securities Corporation (the “Placement Agent”), have entered into an escrow agreement, in the form attached hereto as Exhibit D (the “Escrow Agreement”), with U.S. Bank National Association (the (“Escrow Agent”), to hold the Purchase Price (as hereinafter defined), to be released at the Closing to the Company, upon the written consent of the Company and the Placement Agent.

G.             The Notes and the Conversion Shares are collectively referred to herein as the “Securities.”

H.            The Notes, along with the 2015 Convertible Notes, will be secured by a first priority perfected security interest in all or substantially all of the assets of the Company as evidenced by a security agreement in the form attached hereto as Exhibit E (the “Security Agreement” and together with the other security documents and agreements entered into in connection with this Agreement and each of such other documents and agreements, as each may be amended or modified from time to time, collectively, the “Security Documents”).

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Buyer hereby agree as follows:

1.           PURCHASE AND SALE OF NOTES.

(a)           Notes Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, the Company shall issue to each Buyer, and each Buyer severally, but not jointly, shall purchase from the Company on the Closing Date (as defined below), a Note in the original principal amount as is set forth opposite such Buyer’s name in column (2) on the Schedule of Buyers.

(b)           Closing. The closing (the “Closing”) of the purchase or exchange of the Notes by the Buyers shall occur at the offices of Greenberg Traurig, LLP, 3161 Michelson Drive, Irvine, CA 92612. The date and time of the Closing (the “Closing Date”) shall be 11:00 a.m., Eastern Standard Time, on the first Business Day on which the conditions to the Closing set forth in Sections 6 and 7 below are satisfied or waived (or such later date as is mutually agreed to by the Company and each Buyer). As used herein “Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

(c)           Purchase Price. The purchase price for each Note to be purchased by each Buyer (the “Purchase Price”) shall be equal to the original principal amount of the Note set forth opposite such Buyer’s name in column (2) on the Schedule of Buyers.

(d)           Payment of Purchase Price; Delivery of Notes. On the Closing Date, (i) each Buyer shall pay its respective Purchase Price to the Company through the Escrow Agent for their respective Note to be issued and sold to such Buyer at the Closing, and (ii) the Company shall deliver to each Buyer a Note (in such amount as is set forth opposite such Buyer’s name in column (2) on the Schedule of Buyers), in all cases, duly executed on behalf of the Company and registered in the name of such Buyer or its designee.

2.           BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer represents and warrants to the Company with respect to only itself that:

(a)           Organization; Authority. Such Buyer (i) if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents (as defined below) to which it is a party and otherwise to carry out its obligations hereunder and thereunder, or (ii) if an individual, has the legal capacity to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder.

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(b)           No Public Sale or Distribution. Such Buyer (i) is acquiring its Note, and (ii) upon conversion of its Note will acquire the Conversion Shares issuable upon conversion thereof, in each case, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the 1933 Act; provided, however, by making the representations herein, such Buyer does not agree, or make any representation or warranty, to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act. Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person (as defined below) to distribute any of the Securities in violation of applicable securities laws.

(c)           Accredited Investor Status. Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D.

(d)           Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(e)           Information. Such Buyer and its advisors, if any, have been furnished with the Company’s private placement memorandum dated February 25, 2016 (the “Private Placement Memorandum”) and with all other materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Such Buyer understands that its investment in the Securities involves a high degree of risk. Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities.

(f)            No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

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(g)           Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement or Section 4(h) hereof: (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company (if requested by the Company) an opinion of counsel to such Buyer, in a form reasonably acceptable to the Company, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides the Company with reasonable assurance and documentation as may be requested by the Company or its legal counsel that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h)           Validity; Enforcement. This Agreement and the other Transaction Documents executed by the Buyer have been duly and validly authorized, executed and delivered on behalf of such Buyer and constitutes the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)            No Conflicts. The execution, delivery and performance by such Buyer of this Agreement and the other Transaction Documents executed by the Buyer and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

(j)            Buyer’s Principal Residence/Office. The address of Buyer’s principal residence, if Buyer is a natural Person, or principal office, if Buyer is a non-natural Person, such as a corporation, limited liability company or other entity, is set forth on the Buyer’s signature page hereto.

(k)           No Engagements. Such Buyer has not engaged any brokers, finders or agents, and the Company has not, nor will, incur, directly or indirectly, as a result of any action taken by such Buyer, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the transactions consummated under this Agreement. Neither such Buyer, nor any of Buyer’s officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder: (i) engaged in or received any general solicitation or (ii) published or received any advertisement in connection with the offer or sale of the Securities.

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3.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that, except as set forth on the Disclosure Letter (as defined below), which exceptions shall be deemed to be part of the representations and warranties made hereunder, the following representations are true and complete as of the Closing Date, except as otherwise indicated. The Disclosure Letter shall be arranged in sections corresponding to the numbered and lettered sections and subsections contained in this Section 3 and certain other sections of this agreement, and the disclosures in any section or subsection of the Disclosure Letter shall qualify other sections and subsections in this Section 3 only to the extent it is readily apparent from a reading of the disclosure that such disclosure is applicable to such other sections and subsections.

(a)           Organization and Qualification. The Company is an entity duly organized and validly existing and in good standing under the laws of the jurisdiction in which it is formed, and has the requisite power and authorization to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not be reasonably expected to have a Material Adverse Effect. “Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof) or condition (financial or otherwise) of the Company, either individually or taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents, or (iii) the authority or ability of the Company to perform any of its obligations under any of the Transaction Documents. The Company has no Subsidiaries. “Subsidiaries” means any Person in which the Company, directly or indirectly, owns a majority of the outstanding capital stock or holds any equity or similar interest of such Person, and each of the foregoing, is individually referred to herein as a “Subsidiary.” Additionally, to the extent that any Subsidiary is hereafter created, and the context of the provision of this Agreement would ordinarily include a Subsidiary, then the term “Company” will be deemed to include such Subsidiary.

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(b)           Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes and the reservation for issuance and issuance of the Conversion Shares issuable upon conversion of the Notes) have been duly authorized by the Company’s board of directors or other governing body, as applicable, and (other than the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by the Company, its respective boards of directors or the stockholders or other governing body. This Agreement has been, and the other Transaction Documents will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by federal or state securities law. “Transaction Documents” means, collectively, this Agreement, the Notes, the Security Documents, the Registration Rights Agreement, the Irrevocable Transfer Agent Instructions (as defined in the Registration Rights Agreement) and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the consummation of the transactions contemplated hereby and thereby, as may be amended from time to time.

(c)           Issuance of Conversion Shares. The Conversion Shares, when issued in accordance with the terms of the Notes, will be validly issued, fully paid and non-assessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof under the terms thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. The Company shall have reserved from its duly authorized capital stock not less than one hundred ten percent (110%) of the maximum number of Conversion Shares issuable upon conversion of the Notes in accordance with their terms. Subject to the accuracy of the representations and warranties of the Buyers in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d)           No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Notes, the Conversion Shares upon conversion of the Notes, the reservation for issuance of the Conversion Shares and the creation of the security interests represented by the Security Documents) will not (i) result in a violation of the Certificate of Incorporation (as defined below) (including, without limitation, any certificate of designation contained therein) or other organizational documents of the Company, any capital stock of the Company or Bylaws (as defined below) of the Company, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, including, without limitation, the 2015 Convertible Notes, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected except, in the case of clause (ii) or (iii) above, to the extent such violations that could not reasonably be expected to have a Material Adverse Effect.

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(e)           Consents. Other than the consent of the Earlier Investors, the Company is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under, or contemplated by, the Transaction Documents, in each case, in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain at or prior to the Closing have been or will be obtained or made on or prior to the Closing Date, and the Company is not aware of any facts or circumstances which might prevent the Company from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents.

(f)            Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to each Buyer that the Company’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company and its respective representatives.

(g)           No General Solicitation; Placement Agent’s Fees. Neither the Company nor any Person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. The Company shall be responsible for the payment of any Placement Agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby. Other than the Placement Agent, to which a cash fee of 10% of the gross proceeds and a warrant equal to 10% of the Conversion Shares, the Company has not engaged any placement agent or other broker or dealer in connection with the offer or sale of the Securities.

(h)           No Integrated Offering. None of the Company or, to its knowledge, any of its affiliates, nor any Person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company under any applicable stockholder approval provisions. None of the Company, nor its affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i)            Dilutive Effect. The Company understands and acknowledges that the number of Conversion Shares may increase in certain circumstances. The Company further acknowledges that its obligation to issue the Conversion Shares upon conversion of the Notes in accordance with this Agreement and the Notes is absolute and unconditional, regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

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(j)            Application of Takeover Protections; Rights Agreement. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Certificate of Incorporation, Bylaws or other organizational documents which is or could become applicable to any Buyer as a result of the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Buyer’s ownership of the Securities. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company.

(k)           Placement Documents; Financial Statements. The Private Placement Memorandum provided to the Buyers in connection with the sale of the Notes, at the time of the date thereon, as it may be amended from time to time, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements, including the notes thereto, included in the Private Placement Memo fairly present the financial position and the results of operations of the Company at the dates and for the periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved. No other information provided by or on behalf of the Company to any of the Buyers taken together with such Private Placement Memorandum contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein not misleading, in the light of the circumstance under which they are or were made.

(l)            Absence of Certain Changes. Since the date of the Company’s most recent financial statements contained in the Private Placement Memorandum provided to the Buyers in connection with the sale of the Notes, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof) or condition (financial or otherwise) of the Company. Since the date of the Company’s most recent financial statements contained in in the Private Placement Memorandum provided to the Buyer in connection with the sale of the Notes, the Company has not (i) declared or paid any dividends (whether by cash, property or securities), (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. The Company has not taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company have any knowledge or reason to believe that any of its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company is not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below). “Insolvent” means (i) the present fair saleable value of the Company’s assets is less than the amount required to pay the Company’s total Indebtedness (as defined below) as it becomes due, (ii) the Company is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (iii) the Company intends to incur or believe that it will incur debts that would be beyond its ability to pay as such debts mature.

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(m)           No Material Adverse Effect. The Company has no knowledge of any event, liability, development or circumstance that has occurred or exists, or that is reasonably expected to occur or exist with respect to the Company or any of its business, properties, liabilities, operations (including results thereof) or condition (financial or otherwise), that would have a Material Adverse Effect.

(n)           Conduct of Business; Regulatory Permits. The Company is not in violation of any term of or in default under its Certificate of Incorporation or Bylaws. The Company is not in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to the Company, and the Company will not conduct its business in violation of any of the foregoing, except in all cases for possible violations which could not, individually or in the aggregate, have a Material Adverse Effect. Except as set forth on Schedule 3(n) attached to the Disclosure Letter, the Company possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(o)           Foreign Corrupt Practices. The Company and none of its directors, officers, agents, employees or other Persons acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(p)           Sarbanes-Oxley Act. The Company is in compliance with all applicable requirements of the Sarbanes-Oxley Act of 2002 and all applicable rules and regulations promulgated by the SEC thereunder.

(q)           Transactions With Affiliates. Except as set forth on Schedule 3(q) attached to the Disclosure Letter or in the Private Placement Memorandum provided to the Buyers in connection with the sale of the Notes, none of the officers, directors, employees or affiliates of the Company is presently a party to any transaction with the Company (other than for ordinary course services as employees, officers or directors and immaterial transactions), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director, employee or affiliate or, to the knowledge of the Company, any corporation, partnership, trust or other Person in which any such officer, director, employee or affiliate has a substantial interest or is an employee, officer, director, trustee or partner.

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(r)            Equity Capitalization. As of the date hereof, the authorized capital stock of the Company consists solely of 50,000,000 shares, consisting of (i) 47,500,000 shares of Common Stock, of which 1,617,312 are issued and outstanding as of the Effective Date and (ii) 2,500,000 shares of Preferred Stock, of which no shares are issued or outstanding as of the Effective Date. No approval of the shareholders is required for the issuance of the Notes or the Conversion Shares or any of the Convertible Securities. No shares of Common Stock are held in treasury. All of the outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and non-assessable. Schedule 3(r) attached to the Disclosure Letter discloses all issued and outstanding shares of Common Stock that as of the date hereof are owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act and calculated based on the assumption that only officers, directors and holders of at least 10% of the Company’s issued and outstanding Common Stock are “affiliates” without conceding that any such Persons are “affiliates” for purposes of federal securities laws) of the Company. To the Company’s knowledge, except as disclosed on Schedule 3(r) attached to the Disclosure Letter, no Person owns 10% or more of the Company’s issued and outstanding shares of Common Stock (calculated based on the assumption that all Convertible Securities, whether or not presently exercisable or convertible, have been fully exercised or converted (as the case may be) taking account of any limitations on exercise or conversion (including “blockers”) contained therein without conceding in the private placement documentation that such identified Person is a 10% stockholder for purposes of federal securities laws). Except as set forth on Schedule 3(r) attached to the Disclosure Letter, (i) none of the Company’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) except for the 2015 Convertible Notes and as disclosed on Schedule 3(r) attached to the Disclosure Letter or in the Private Placement Memorandum, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of the Company; (iii) except for the 2015 Convertible Notes, there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or by which the Company is or may become bound; (iv) except in connection with the 2015 Convertible Notes, there are no financing statements securing obligations in any amounts filed in connection with the Company; (v) except in connection with the 2015 Convertible Notes, there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the 1933 Act (except pursuant to the Registration Rights Agreement and a warrant issued to the Placement Agent); (vi) there are no outstanding securities or instruments of the Company by which the Company is or may become bound to redeem a security of the Company; (vii) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (viii) the Company has not issued any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. The Company has furnished to the Buyers true, correct and complete copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s bylaws, as amended and as in effect on the date hereof (the “Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, shares of Common Stock and the material rights of the holders thereof in respect thereto. “Convertible Securities” means preferred stock, options, warrants or other securities directly or indirectly convertible into, exchangeable for or exercisable for Common Stock of the Company.

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(s)           Indebtedness and Other Contracts. The Company, except as disclosed on Schedule 3(s) attached to the Disclosure Letter, (i) has no outstanding Indebtedness (as defined below) other than the 2015 Convertible Notes, (ii) is not a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument could reasonably be expected to result in a Material Adverse Effect, (iii) is not in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, and (iv) is not a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with generally accepted accounting principles as in effect on the Closing Date) (other than trade payables entered into in the ordinary course of business), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with generally accepted accounting principles, consistently applied for the periods covered thereby, is classified as a capital lease (in accordance with generally accepted accounting principles as in effect on the Closing Date), (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above. “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto. “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

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(t)            Absence of Litigation. Except as set forth on Schedule 3(t) attached to the Disclosure Letter, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened (i) against the Company or any of the Company’s officers or directors with respect to their services to the Company or material to the Company; or (ii) that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC or other United States governmental agency involving the Company or, to the Company’s knowledge, any current or former director or officer of the Company.

(u)           Insurance. Except as set forth in Schedule 3(u) attached to the Disclosure Letter, the Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has not been refused any insurance coverage sought or applied for, and the Company has no any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(v)           Employee Relations. The Company is not a party to any collective bargaining agreement and does not employ any member of a union. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. To the Company’s knowledge, no executive officer or other key employee of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company to any liability with respect to any of the foregoing matters. The Company is in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w)           Title. The Company has good and marketable title to all personal property owned by it which is material to the business of the Company, in each case, free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company.

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(x)           Intellectual Property Rights. To the Company’s knowledge, the Company owns or possesses adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct its business as now conducted and as presently proposed to be conducted. None of the Company’s Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement. The Company has no knowledge of any infringement by the Company of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the knowledge of the Company, being threatened, against the Company regarding its Intellectual Property Rights. The Company is not aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights.

(y)           Environmental Laws. The Company (i) is in compliance with all Environmental Laws (as defined below), (ii) except as set forth on Schedule 3(y) attached to the Disclosure Letter, has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect. “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(z)           Tax Status. The Company (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

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(aa)         Internal Accounting and Disclosure Controls. Except as set forth on Schedule 3(aa) attached to the Disclosure Letter, the Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “1934 Act”)) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company has not received any notice or correspondence from any accountant or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company.

(bb)         Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship involving the Company in respect of an off-balance sheet entity that would be required to be disclosed by the Company in a 1934 Act filing or that otherwise could be reasonably likely to have a Material Adverse Effect.

(cc)         Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” or, to the knowledge of the Company, an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(dd)         U.S. Real Property Holding Corporation. The Company is not, and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon any Buyer’s request.

(ee)         Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with.

(ff)           Bank Holding Company Act. The Company is not subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor, to the Company’s knowledge, any of its affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any equity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor, to the Company’s knowledge, any of its affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(gg)         Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

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(hh)         Public Utility Holding Act. The Company is not a “holding company,” or an “affiliate” of a “holding company,” as such terms are defined in the Public Utility Holding Act of 2005.

(ii)           Federal Power Act. The Company is not subject to regulation as a “public utility” under the Federal Power Act, as amended.

(jj)           No Additional Agreements. The Company does not have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(kk)         Real Property. The Company holds good title to all real property, leases in real property, or other interests in real property stated as owned or held by the Company (the “Real Property”). The Real Property owned by the Company is free and clear of all mortgages, defects, claims, liens, pledges, charges, taxes, rights of first refusal, encumbrances, security interests and other encumbrances (collectively “Encumbrances”) and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (i) liens for current taxes not yet due, and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto. Any Real Property held under lease by the Company is held under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

(ll)           Fixtures and Equipment. The Company has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs except for ordinary, routine maintenance and repairs and are sufficient for the conduct of the Company’s business in the manner as conducted prior to the Closing. The Company owns all of its Fixtures and Equipment free and clear of all Encumbrances except for (i) liens for current taxes not yet due, and (ii) zoning laws and other land use restrictions that do not impair the present or anticipated use of the property subject thereto.

(mm)        Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor, to the Company’s knowledge, any of its officers, directors, employees, agents or other representatives, when acting in their capacity as officers, directors, employees, agents or representatives of the Company, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company.

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(nn)         Money Laundering. The Company is in compliance with, and has not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, without limitation, (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(oo)         Ranking of Notes. No indebtedness of the Company, at the Closing, will be senior to the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise. Except for the 2015 Convertible Notes, no indebtedness of the Company, at the Closing, will be pari passu to the Notes in right of payment, whether with respect to payment or redemptions, interest, damages, upon liquidation or dissolution or otherwise.

(pp)         Disclosure. The Company understands and confirms that each of the Buyers will rely on the foregoing representations in effecting the transactions consummated hereunder. The Company acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

4.           COVENANTS.

(a)           Best Efforts. Each Buyer shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b)           Form D and Blue Sky. The Company shall file a Form D with respect to the Securities as required under Regulation D and provide a copy thereof to the Placement Agent promptly after such filing. The Company shall, on or before the Closing Date, take such action, if any, as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Placement Agent on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required in connection with the consummation of the transactions consummated hereunder under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable federal, foreign, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to the Buyers.

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(c)           Reporting Status. After the date the Company becomes subject to the periodic reporting requirements under Sections 13 or 15(d) of the 1934 Act, as amended from time to time, together with the regulations promulgated thereunder (a “Reporting Company”), and until the date on which the Buyers shall have sold all of the Registrable Securities (such period, to end in any event, whether or not such securities have been sold, not later than five years after such date, the “Reporting Period”), the Company shall use commercially reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination unless such termination is approved by the holders of a majority stockholders of the voting power of the Company, or unless no Buyer has demand registration rights under the Registration Rights Agreement or unless no Buyer is a holder of record of Conversion Shares (collectively, the “Termination Conditions”).

(d)           Use of Proceeds. The Company shall use the proceeds from the sale of the Securities for general corporate purposes as set forth in the Private Placement Memorandum; provided, however, that the Company shall not use any of the proceeds to make or repay loans to, or purchase assets from, any officer, director or member of executive management of the Company or any of the Company’s affiliates.

(e)           [Reserved.]

(f)            Listing. If the Company becomes a Reporting Company, the Company shall in connection with any proper demand for registration of Registrable Securities under the Registration Rights Agreement (if the same has not previously occurred) promptly secure the listing or designation for quotation (as the case may be) of all of the Registrable Securities upon each national securities exchange and automated quotation system, if any, upon which the Common Stock is then listed or designated for quotation (as the case may be) (subject to official notice of issuance) and shall thereafter maintain such listing or designation for quotation (as the case may be) of all Registrable Securities from time to time issuable under the terms of the Transaction Documents on such national securities exchange or automated quotation system unless one of the Termination Conditions has occurred. During any period that the Common Stock is listed or designated, the Company shall use commercially reasonable efforts to maintain the Common Stock’s listing or designation for quotation (as the case may be) on The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market or the Nasdaq Capital Market (each, an “Eligible Market”). During the Reporting Period, the Company shall use commercially reasonable efforts not to take any action which could be reasonably expected to prevent a listing or result in the delisting or suspension of the Common Stock from an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g)           Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby and resulting from the retention by the Company of any placement agent, financial advisor or broker (including, without limitation, any fees payable to the Placement Agent, who is the Company’s sole placement agent in connection with the transactions contemplated by this Agreement). Except where Buyer has breached Section 2(k) hereof, the Company shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

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(h)           Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by a Buyer in connection with a bona fide margin agreement or other bona fide loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer making a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document. The Company hereby agrees to execute and deliver such documentation as a holder of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Buyer.

(i)            Reservation of Shares. The Company will take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred ten percent (110%) of the maximum number of Conversion Shares issuable upon conversion of the Notes.

(j)            Conduct of Business. So long as any of the Securities are held by the Buyers and their successors in interest and assigns, the business of the Company shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, except where such violations would not result, either individually or in the aggregate, in a Material Adverse Effect.

(k)           Subsequent Placements. Except as set forth on Schedule 4(k) attached to the Disclosure Letter, so long as the Notes are outstanding, the Company shall, without the prior written consent of the Required Buyers (as defined below), be prohibited from effecting or entering into an agreement to effect any offering or placement of equity or equity linked securities or debt of the Company (“Subsequent Placement”), other than (i) a firm commitment underwritten initial public offering through a registered broker-dealer (an “IPO”); (ii) prior to the “IPO Outside Date” (as defined in the Senior Secured Convertible Notes), with LVP’s prior written consent, a Subsequent Placement (or series of Subsequent Placements) in which in the aggregate gross proceeds to the Company do not exceed $2 million; (iii) prior to the IPO Outside Date, without the consent of LVP, a Subsequent Placement (or series of Subsequent Placements) to one or more of the Company’s industry partners and/or customers (including, without limitation, an Original Equipment Manufacturer, Integrated Device Manufacturer, and/or foundry) in a transaction, the principal purpose of which is not to raise equity capital; or (iv) shares of Common Stock or Convertible Securities issued to employees or directors of, or consultants or advisors to, the Company or any of its subsidiaries pursuant to its Stock Incentive Plan (as defined below).

(l)            Change of Control. Prior to the IPO Outside Date, the Company may not effect a Specified Change of Control without the prior written consent of the Required Buyers. “Specified Change in Control” means (x) the acquisition of the Company by another entity by means of any transaction to which the Company is a party (including, without limitation, any merger or consolidation) that contemplates an enterprise value of the Company of less than $75 million, or (y) a sale of all or substantially all of the assets of the Company for an aggregate purchase price of less than $75 million (including, for purposes of this section, the sale or exclusive license of intellectual property rights which, in the aggregate, constitutes substantially all of the corporation’s material intellectual property assets).

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(m)           Variable Rate Transaction. Notwithstanding anything in this Agreement to the contrary, until the later of (i) none of the Notes being outstanding or (ii) three years after the Company becomes a Reporting Company, the Company shall be prohibited from effecting or entering into any Subsequent Placement involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of, or quotations for, the shares of Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or in connection with any stock dividend, stock split, combination or other similar recapitalization or (ii) enters into any agreement (including, without limitation, an “equity line of credit” or an “at the market offering”) whereby the Company may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights). The Buyers, by action of the Required Buyers, shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

(n)           Passive Foreign Investment Company. For the period ending on the third year anniversary after the Company becomes a Reporting Company, the Company shall conduct its business in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.

(o)           Restriction on Redemption and Cash Dividends. So long as any Notes are outstanding, the Company shall not, directly or indirectly, redeem (other than repurchases of stock from former employees, advisors, directors, consultants or other persons who provided services on behalf of the Company or a Subsidiary at the original purchase price thereof), or declare or pay any cash dividend or distribution on, any securities of the Company without the prior express written consent of the Required Buyers.

(p)           Corporate Existence. So long as any Notes are outstanding, the Company shall maintain its corporate existence.

(q)           [Reserved.]

(r)            [Reserved.]

(s)           Incentive Equity. The Company will take the necessary actions to amend its stock incentive plan (the “Stock Incentive Plan”) to provide that the number of shares of Common Stock reserved for issuance thereunder, together with any stock that may be awarded for performance bonuses related to a successful IPO, shall equal to no more than fifteen percent (15%) of the number of fully diluted shares of Common Stock (based on an assumed conversion price of the Notes (including the 2015 Convertible Notes) of $6.60) during the period up to and including the date of the IPO and giving effect to the IPO and debt conversions triggered by the IPO, unless otherwise mutually agreed between the Company and LVP in writing. From and after the Effective Date and through and including the consummation of the IPO, the Company shall not issue any options or other equity awards under the Stock Incentive Plan or otherwise to any employee, officer or director of the Company as of the Effective Date, except as disclosed in the Private Placement Memorandum, unless otherwise mutually agreed between the Company and LVP in writing.

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(t)            [Reserved.]

(u)           Lock-Up. In connection with any IPO, the Company will use its best efforts to obtain lock-up agreements in a form reasonably acceptable to the Placement Agent from the persons indicated in the below tables, covering themselves and their affiliates, in respect of the securities issued by the Company held at the commencement of the IPO of the Company, including any common stock into which those securities may be converted, exercised or exchanged into shares of Common Stock, for the time periods as indicated in the below tables (for clarity, the lock-up does not apply to any of the securities to be offered to the public in the IPO through an underwriter or selling group member or any securities acquired in the public market in, or at any time after, the IPO):

(A) 365 Day Lock-Up Table

For the period commencing on the offering date of the IPO of the Company and extending for 365 days thereafter:

•	Officers and directors serving in such capacities at the commencement of the IPO (for clarity, if any director and officer who executed a formal lock-up agreement for a 365 day lock-up period is no longer a director or officer at the time of the IPO, such person will be fully released from the agreement at the time of the IPO, provided that they execute a substitute lock-up agreement as provided below under the terms of the General Lock Up Table); and
•	The Placement Agent, provided, however the Placement Agent or its affiliates may exercise their respective warrants to convert them into shares of Common Stock during the 365 day lock-up period.

(B) General Lock-Up Table

For the period commencing on the offering date of the IPO of the Company and extending thereafter as indicated below:

•	All Employees (other than officers);
•	All existing shareholders, if not otherwise covered by a lock-up with a greater time period; and
•	All holders of Convertible Securities (other than the 2015 Convertible Notes) outstanding at the time of the IPO.

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Under the General Lock-Up, those persons named above will be prohibited from offering, selling, transferring directly or indirectly, pledging, or offering to do any of the same directly or indirectly, any of the securities of the Company (including any securities convertible, exercisable or exchangeable into shares of Common Stock), for a period of 180 days following the effective date of the registration statement for the IPO (the “IPO Commencement Date”), and on the 181st day following the IPO Commencement Date and on every subsequent 31st day thereafter, 15% of the securities shall be released from the General Lock-Up until the 366th day following the IPO Commencement Date when all such prohibitions shall have been removed. For purpose of clarity, below is a summary of the lock-up period.

Days Following the IPO	% of Securities Subject to Lock-Up
1-180	100%
181-211	85%
212-242	70%
243-273	55%
274-304	40%
305-335	25%
336-365	10%
366 and thereafter	0%

(v)           Investor Market Stand-Off. In connection with the IPO, if any, each Buyer hereby agrees that, for a period of 365 days following the IPO Commencement Date (the “Restricted Period”), it will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether now owned or hereafter acquired or with respect to which such Buyer has or hereafter acquires the power of disposition, other than any of the securities to be offered to the public in the IPO through an underwriter or selling group member or any securities acquired in the public market in, or at any time after, the IPO (collectively, “Restricted Stock”); or (ii) enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequence of ownership of any Restricted Stock, whether any transaction described in clause (i) or (ii) is to be settled by delivery of Common Stock, other securities, in cash or otherwise, without the prior written consent of the managing or lead underwriter of such offering; provided, however that, (A) on the 181st day following the IPO Commencement Date and on every subsequent 31st day thereafter, 15% of the securities shall be released from this lock-up provision until the 366th day following the date of the IPO Commencement Date when all such prohibitions shall have been removed (for purpose of clarity, the table below contains a summary of the lock-up period); and (B) notwithstanding the foregoing, if during the last seventeen (17) days of the one hundred eighty (180) day period following the IPO Commencement Date (the “FINRA Restricted Period”) the Company issues an earnings release or material news or a material event relating to the Company occurs, or prior to the expiration of the FINRA Restricted Period the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the restricted period, then, upon the request of the managing or lead underwriter, to the extent required by any FINRA rules, the restrictions imposed by this Section 4(v) shall continue to apply until the end of the third (3rd) trading day following the expiration of the fifteen (15) day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. In order to enforce the restrictions agreed to by Buyer in this Section 4(v), the Company may impose stop-transfer instructions with respect to any security acquired under or subject to this Agreement until the end of the Restricted Period. The Company’s underwriters shall be third-party beneficiaries of the restrictions set forth in this Section 4(v).

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Days Following the IPO	% of Securities Subject to Lock-Up
1-180	100%
181-211	85%
212-242	70%
243-273	55%
274-304	40%
305-335	25%
336-365	10%
366 and thereafter	0%

(w)          IPO Commitment. The Company shall use its best efforts to file with the SEC a registration statement on Form S-1 (or any successor form thereto) to register and sell Common Stock in an IPO (the “IPO Registration Statement”) by no later than December 31, 2016. In the event that the Company has not filed the IPO Registration Statement with the SEC within five (5) months of the Closing Date, then the Company shall not file the IPO Registration Statement with the SEC until at least six (6) months and one (1) day after the Closing Date.

5.           REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND.

(a)           Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each holder of Securities), a register for the Notes and, if issued, the Conversion Shares in which the Company shall record the name and address of the Person in whose name the Notes and/or Conversion Shares have been issued (including the name and address of each transferee), the principal amount of the Notes or aggregate number of Conversion Shares held by such Person, and any tax related information required to be maintained. The Company shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

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(b)           Transfer Agent Instructions. If a Buyer effects a sale, assignment or transfer of the Conversion Shares in compliance with all applicable securities laws, the Company shall permit the transfer and shall promptly issue, or shall promptly instruct its transfer agent to issue, as applicable, one or more certificates or, if the Conversion Shares are eligible for legend removal under Section 5(d), credit shares to the applicable balance accounts at the Depository Trust Company (“DTC”) in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment. In the event that such sale, assignment or transfer involves Conversion Shares sold, assigned or transferred pursuant to an effective registration statement or in compliance with Rule 144, the transfer agent shall issue such shares to such Buyer, assignee or transferee (as the case may be) without any restrictive legend in accordance with Section 5(d) below. The Company acknowledges that a breach by it of its obligations under this Section 5(b) will cause irreparable harm to each Buyer. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that each Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required. The Company shall cause its counsel to issue the legal opinion referred to in the Irrevocable Transfer Agent Instructions to the Company’s transfer agent on each Effective Date (as defined and provided in the Registration Rights Agreement), provided that the applicable Buyer(s) or its or their representatives and/or brokers have provided the documentation to counsel reasonably necessary or required for the basis of such legal opinion. Any fees (with respect to the transfer agent, counsel to the Company or otherwise) associated with the issuance of such opinion or the removal of any legends on any of the Securities shall be borne by the Company.

(c)           Legends. Each Buyer understands that the Securities have been issued (or will be issued in the case of the Conversion Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “Blue Sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such Securities):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN]/[THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

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(d)           Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) following any sale of such Securities pursuant to an effective registration statement covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144, (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144(b)(1) (provided that a Buyer provides the Company with reasonable assurances that such Securities are eligible and will remain for sale, assignment or transfer under Rule 144(b)(1) which shall not include an opinion of counsel), (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Buyer provides the Company with an opinion of counsel to such Buyer, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without restrictive legends and thereafter made without registration under the applicable requirements of the 1933 Act, or (v) if such legend is not required under applicable requirements of the 1933 Act (including, without limitation, controlling judicial interpretations and pronouncements issued by the SEC, provided that Buyer provides the Company with an opinion of counsel to such effect). If the Company is a Reporting Company and a legend is not required pursuant to the foregoing, the Company, at its expense, shall no later than three (3) Business Days following the delivery by a Buyer to the Company or the transfer agent (with notice to the Company) of a legended certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from such Buyer as may be required above in this Section 5(d), as directed by such Buyer, either: (A) provided that the Company’s transfer agent is participating in the DTC Fast Automated Securities Transfer Program and such Securities are Conversion Shares, credit the aggregate number of shares of Common Stock to which such Buyer shall be entitled to the balance account of such Buyer or the purchaser of such Conversion Shares, as the case may be (the “Designated Recipient”) with the DTC through its Deposit/Withdrawal at Custodian system or (B) if the Company’s transfer agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch for delivery (via reputable overnight courier) to such Designated Recipient, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of such Designated Recipient (the date by which such credit is so required to be made to the balance account of such Designated Recipient with DTC or such certificate is required to be delivered to such Designated Recipient pursuant to the foregoing is referred to herein as the “Required Delivery Date”).

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(e)           Failure to Timely Deliver; Buy-In. If the Company is a Reporting Company and the Company improperly fails to (i) issue and dispatch for delivery (or cause to be so dispatched) to a Designated Recipient by the Required Delivery Date a certificate representing the Securities so delivered to the Company by such Buyer that is free from all restrictive and other legends or (ii) credit the balance account of such Designated Recipient’s or such Designated Recipient’s nominee with DTC for such number of Conversion Shares so delivered to the Company, and if on or after the business day immediately following the Required Delivery Date such Buyer (or any other Person in respect, or on behalf, of such Buyer) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Buyer of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, that such Buyer so anticipated receiving from the Company without any restrictive legend (the “Buy-In Shares”), then the Company shall, within five (5) Business Days after such Buyer’s request and in such Buyer’s sole discretion, either (x) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions and other out of pocket expenses, if any) for such Buy-In Shares (the “Buy-In Price”), at which point the Company’s obligation to so deliver such certificate or credit such Designated Recipient’s balance account shall terminate and such shares shall be cancelled, or (y) promptly honor its obligation to so deliver to such Designated Recipient a certificate or certificates or credit such Designated Recipient’s DTC account representing such number of shares of Common Stock that would have been so delivered if the Company timely complied with its obligations hereunder and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Conversion Shares that the Company was required to deliver to such Designated Recipient by the Required Delivery Date multiplied by (B) the lowest closing sale price of the Common Stock on the Business Days during the period commencing on the date of the delivery by such Designated Recipient to the Company of the applicable Conversion Shares and ending on the date of such delivery and payment under this clause (y).

6.           CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

(a)            The obligation of the Company hereunder to issue and sell the Notes to each Buyer at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(i)          Such Buyer shall have executed each of the other Transaction Documents to which it is a party and an Investor Questionnaire, and delivered the same to the Company.

(ii)         Such Buyer and each other Buyer shall have delivered to the Escrow Agent on behalf of the Company the Purchase Price for the Note being purchased by such Buyer at the Closing by check in collected funds through the Escrow Agent or wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

(iii)        The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(iv)        The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

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(v)         No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(vi)        Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(vii)       That the Earlier Investors shall have entered into a Consent and Modification Agreement, in the form attached hereto as Exhibit F, with the Company.

(viii)      That Notes having an aggregate principal amount of at least $5,000,000 are purchased by the Buyers.

7.           CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

(a)           The obligation of each Buyer hereunder to purchase its Note at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(i)          The Company shall have duly executed and delivered to such Buyer each of the Transaction Documents to which it is a party and the Company shall have duly executed and delivered to such Buyer a Note (in such original principal amount as is set forth across from such Buyer’s name in column (2) of the Schedule of Buyers) being purchased by such Buyer at the Closing pursuant to this Agreement.

(ii)         Buyer shall have received an opinion of Greenberg Traurig, LLP, the Company’s counsel, dated the date of the issuance of the Note to such Buyer, stating that the Company is a corporation incorporated under the laws of the State of Delaware, the Transaction Documents have been duly authorized by all requisite corporate action on the part of the Company, and that the Conversion Shares, if and when issued in accordance with the terms of the Notes, will be duly authorized, fully paid and non-assessable, which opinion may be subject to such assumptions and conditions are normally set forth in opinions of legal counsel in respect of such matters.

(iii)        The Company shall have delivered to such Buyer a certificate evidencing the formation and good standing of the Company in its jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within ten (10) days of the Closing Date.

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(iv)        The Company shall have delivered to such Buyer a certificate or other reasonably acceptable evidence evidencing the Company’s qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company conducts business and is required to so qualify, as of a date within ten (10) days of the Closing Date.

(v)         The Company shall have delivered to such Buyer a certified copy of the Certificate of Incorporation as certified by the Secretary of State of the Company’s jurisdiction of incorporation within ten (10) days of the Closing Date.

(vi)        The Company shall have delivered to such Buyer a certificate, in the form acceptable to such Buyer, executed by the Secretary of the Company dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to such Buyer, (ii) the Certificate of Incorporation of the Company and (iii) the Bylaws of the Company as in effect at the Closing.

(vii)       Each and every representation and warranty of the Company shall be true and correct as of the applicable Closing Date in all material respects (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form reasonably acceptable to such Buyer.

(viii)      The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

(ix)         No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(x)          Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(xi)         In accordance with the terms of the Security Documents, the Company shall have delivered to such Buyer copies of appropriate financing statements on Form UCC-1 duly filed in such office or offices and in the offices of the United States Patent and Trademark Office as may be necessary or, in the opinion of the Buyers, desirable to perfect the first priority security interests purported to be created by each Security Document.

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(xii)        (i) Within two (2) Business Days prior to the Closing, the Company shall have delivered or caused to be delivered to each Buyer true copies of UCC search results in the Company’s jurisdiction of incorporation, listing all effective financing statements which name as debtor the Company filed in the prior five years to perfect an interest in any assets thereof, together with copies of such financing statements, none of which, except for those filed in connection with the 2015 Convertible Notes, shall cover any of the Collateral (as defined in the Security Documents) and the results of searches for any tax lien and judgment lien in the jurisdiction of the Company’s principal place of business filed against such Person or its property, which results, except as otherwise agreed to in writing by the Required Buyers shall not show any such Liens (as defined in the Security Documents); and (ii) at the Closing, the Company shall have delivered or caused to be delivered to each Buyer a perfection certificate, duly completed and executed by the Company, in form and substance reasonably satisfactory to the Required Buyers.

(xiii)       Since the Effective Date, the Company shall not have amended, modified, waived compliance with or terminated, revoked or rescinded in any manner or respect (and the Company shall not have taken any action, or permitted any action to be taken (whether through the Company’s inaction or otherwise), that has a similar effect to any of the foregoing) any provision of any of material agreements and all of such agreements shall be in full force and effect.

(xiv)      The Company shall have delivered to such Buyer a letter dated as of the Closing Date, in a form reasonably acceptable to such Buyer, executed by the Company (the “Disclosure Letter”).

(xv)       The Company shall have delivered to such Buyer such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

(xvi)      That the Earlier Investors shall have entered into a Consent and Modification Agreement, in the form attached hereto as Exhibit F, with the Company.

(xvii)     That Notes having an aggregate principal amount of at least $5,000,000 are purchased by the Buyers.

8.           TERMINATION.

(a)           This Agreement may be terminated prior to Closing:

(i)          by written agreement of the Buyers and the Company; or

(ii)         by either the Company or a Buyer (as to itself but no other Buyer) upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on March 31, 2016; provided, that the right to terminate this Agreement under this Section 8(a)(ii) shall not be available to any party whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

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(b)           No termination of this Agreement shall affect any obligation of the Company under this Agreement to reimburse such Buyer for the expenses described in Section 4(g) above. Nothing contained in this Section 8 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

9.           MISCELLANEOUS.

(a)           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude any Buyer from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to such Buyer or to enforce a judgment or other court ruling in favor of such Buyer. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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(c)           Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d)           Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company, or payable to or received by any of the Buyers, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Buyer, or collection by any Buyer pursuant the Transaction Documents is finally judicially determined to be contrary to any such applicable law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Buyer, and the Company and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by the applicable law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of such Buyer, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Buyer under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by such Buyer under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of applicable law, such amounts shall be pro-rated over the period of time to which they relate.

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(e)          Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Buyers, the Company, their affiliates and Persons acting on their behalf solely with respect to the matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, except as explicitly stated herein, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements any Buyer has entered into with, or any instruments any Buyer has received from, the Company prior to the date hereof with respect to any prior investment made by such Buyer in the Company or (ii) waive, alter, modify or amend in any respect any obligations of the Company, or any rights of or benefits to any Buyer or any other Person, in any agreement entered into prior to the date hereof between or among the Company and any Buyer, or any instruments any Buyer received from the Company prior to the date hereof, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Required Buyers. Any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Buyers may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on all Buyers and holders of Securities, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Buyer without such Buyer’s prior written consent (which may be granted or withheld in such Buyer’s sole discretion). No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents who are holders of Notes. The Company has not, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to the Company or otherwise. As a material inducement for each Buyer to enter into this Agreement, the Company expressly acknowledges and agrees that no due diligence or other investigation or inquiry conducted by a Buyer, any of its advisors or any of its representatives shall affect such Buyer’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document. “Required Buyers” means Buyers holding Notes and 2015 Convertible Notes having an aggregate outstanding principal amount that represents a majority of the aggregate outstanding principal amount of all Notes and 2015 Convertible Notes.

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(f)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Atomera Incorporated

750 University Avenue, Suite 280

Los Gatos, CA 95032

Attn: Chief Executive Officer

with a copy (for informational purposes only) to:

Greenberg Traurig, LLP

3161 Michelson Drive, Suite 1000

Irvine, CA 92612

E-mail: DonahueD@gtlaw.com

Att: Daniel K. Donahue, Esq.

If to a Buyer, to its address, facsimile number or e-mail address set forth on such Buyer’s signature page hereto,

with a copy (for informational purposes only) to:

Golenbock Eiseman Assor Bell & Peskoe LLP

437 Madison Avenue, 40th Floor

New York, NY 10022

Facsimile: (212) 754-0330

E-mail: ahudders@golenbock.com

cvandemark@golenbock.com

Attention: Andrew D. Hudders, Esq.

Carl Van Demark, Esq.

or to such other address, facsimile number or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

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(g)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including, as contemplated below, any assignee of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Buyers; except in the event of a Change in Control (as defined in the Notes) where the Company repays in full the outstanding Notes of each Buyer or offers each Buyer an election to be repaid in full under such outstanding notes contingent only upon consummation of such Change in Control. A Buyer may assign some or all of its rights hereunder in connection with any transfer of any of its Securities without the consent of the Company, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i)          Survival. The representations, warranties, agreements and covenants shall survive the Closing and shall expire on the conversion of the Notes into Conversion Shares. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)          Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)          Indemnification. In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless each Buyer and each holder of any Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements for one (1) counsel to all the Buyers (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in any of the Transaction Documents, (b) any breach of any covenant, agreement or obligation of the Company contained in any of the Transaction Documents, or (c) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) or which otherwise involves such Indemnitee that arises out of or results from (i) the execution, delivery, performance or successful enforcement of any of the Transaction Documents, or (ii) the status of such Buyer as a Note holder as a result of the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 9(k) shall be the same as those set forth in Section 6 of the Registration Rights Agreement. No Indemnitee shall be entitled to indemnification under this Section 9(k) to the extent an Indemnified Liability arises out of the gross negligence or willful misconduct of such Indemnitee. The Company shall not be obligated hereunder for any settlement entered into by an Indemnitee without the Company’s prior written consent; provided, however, that the Company shall not unreasonably withhold, delay or condition its consent.

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(l)          Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for stock dividends, stock splits, stock combinations and other similar transactions that occur with respect to the Common Stock after the date of this Agreement.

(m)          Remedies. Each Person having any rights under any provision of this Agreement shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)          Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

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(o)          Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to any Buyer hereunder or pursuant to any of the other Transaction Documents or any of the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation.

(p)          Independent Nature of Buyers’ Obligations and Rights. The obligations of each Buyer under the Transaction Documents are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and the Company acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of group or entity, or create a presumption that the Buyers are in any way acting in concert or as a group or entity with respect to such obligations or the transactions contemplated by the Transaction Documents or any matters, and the Company acknowledges that the Buyers are not acting in concert or as a group, and the Company shall not assert any such claim, with respect to such obligations or the transactions contemplated by the Transaction Documents. The decision of each Buyer to purchase Securities pursuant to the Transaction Documents has been made by such Buyer independently of any other Buyer. Each Buyer acknowledges that no other Buyer has acted as agent for such Buyer in connection with such Buyer making its investment hereunder and that no other Buyer will be acting as agent of such Buyer in connection with monitoring such Buyer’s investment in the Securities or enforcing its rights under the Transaction Documents. The Company and each Buyer confirms that each Buyer has independently participated with the Company in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors. Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose. The use of a single agreement to effectuate the purchase and sale of the Securities contemplated hereby was solely in the control of the Company, not the action or decision of any Buyer, and was done solely for the convenience of the Company and not because it was required or requested to do so by any Buyer. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Buyer, solely, and not between the Company and the Buyers collectively and not between and among the Buyers.

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IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

ATOMERA INCORPORATED,
a Delaware corporation

By:	/s/ Scott A. Bibaud
Scott A. Bibaud,
President And Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, Buyer and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

BUYERS:

For Entity Investors	For Individual Investors:

Print Name:	Print Name:

Signature:	Signature:

Name of Signatory:	Social Security # or Fed ID #:

Title:	If Joint Investment, 2nd investor should complete:

Telephone No.	Print Name:

Facsimile Number:	Signature:

E-mail Address:	Social Security # or Fed ID #:

Social Security # or Fed ID #	Telephone No.

Facsimile No.
Street Address
E-mail Address:

Street Address – 2nd line
Street Address

City, State, Zip
Street Address – 2nd line

City, State, Zip

[See Next Page for Buyer Addendum Re Escrow]

[Signature Page to Securities Purchase Agreement]

BUYER ADDENDUM RE ESCROW

( this information is required )

By signing above the above signed Buyer hereby certifies and confirms that: In the event that the Escrow Agent makes a disbursement to the above signed Buyer, which may or may not occur, such Buyer hereby confirms that such disbursement is to be made by wire transfer using the following wire transfer instructions. The Escrow Agent, the Company and the Placement Agent can rely on this confirmation and I will not revoke this confirmation unless I confirm to the Company on this form replacement wire transfer instructions at least two Business Days before revoking this confirmation. The Company may instruct the Escrow Agent to, or the Escrow Agent may on its own, withhold any such disbursement until the Company is reasonably satisfied and the Escrow Agent is satisfied in its sole discretion with the instructions and procedures for making such disbursement.

Bank Name:

Bank Address:

ABA Number:

Account Number:

Account Name:

Reference:

[Signature Page to Buyer Addendum Escrow]

EXHIBIT A

SCHEDULE OF BUYERS

	(2)
(1)	Original Principal	(3)
Buyer	Amount of Note	Purchase Price

EXHIBIT B

NOTES

SENIOR SECURED CONVERTIBLE NOTE

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED HEREBY NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

ATOMERA INCORPORATED

Senior Secured Convertible Note

Issuance Date: April 1, 2016	Principal Amount: U.S. $_________

FOR VALUE RECEIVED, Atomera Incorporated, a Delaware corporation (the “Company”), hereby promises to pay to the order of ____________ or its registered assigns (“Holder”) the amount set out above as the Principal Amount (the “Principal”) when due, whether upon the Maturity Date (as defined below), acceleration, prepayment or otherwise (in each case in accordance with the terms hereof) and to pay interest (“Interest”) on the outstanding Principal at the applicable Interest Rate (as defined below) from the date set out above as the Issuance Date (the “Issuance Date”) until the same becomes due and payable, whether upon the Maturity Date or acceleration, conversion, prepayment or otherwise (in each case in accordance with the terms hereof). This Senior Secured Convertible Note (this “Note”) is one of an issue of Senior Secured Convertible Notes issued either (i) pursuant to the Securities Purchase Agreement (as defined below) on the Closing Date (as defined below); or (ii) pursuant to that certain securities purchase agreement, dated as of March 17, 2015, by and among Atomera Incorporated (f/k/a Mears Technologies, Inc.) and the investors listed on the Schedule of Buyers attached thereto (collectively, the “Other Notes” and together with this Note, the “Notes”). Certain capitalized terms used herein are defined in Section 22. All other capitalized terms not defined herein shall have the meaning given to such terms in the Securities Purchase Agreement.

1.          PREPAYMENT. The Company may, at any time prior to the Maturity Date, prepay this Note in full, and in part, including all unpaid and accrued interest thereon, provided however that the written consent of the Required Holders shall be required if prepaid before the IPO Outside Date. In the event the Company wishes to prepay this Note on or before the IPO Outside Date, it shall notify the Holder and the holders of the Other Notes to obtain the requisite consents. A prepayment made pursuant to this Section 1 shall be made pro rata among all Note holders.

2.          INTEREST RATE. So long as no Event of Default shall have occurred and be continuing, Interest on this Note shall accrue at a rate equal to ten percent (10%) simple interest per annum. Interest shall be payable on the Maturity Date, or such earlier date as is required pursuant to this Note. If an Event of Default shall have occurred and be continuing, the Interest Rate shall automatically be increased to twelve percent (12%) simple interest during the period of such Event of Default, until such Event of Default is later cured. Interest due on this Note shall be computed on the basis of a three hundred sixty-five (365)-day year.

3.          CONVERSION OF NOTES. This Note shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below), on the terms and conditions set forth in this Section 3.

(a)          Mandatory Conversion - IPO. Upon consummation of the IPO (as defined below), this Note shall automatically convert, through no further action on the part of the Company or the Holder, into that number of shares of Common Stock equal to the quotient of (A) the Conversion Amount (as defined below) divided by (B) the Conversion Price. For the purpose of this Section 3(a), the “Conversion Price” shall be equal to fifty percent (50%) of the IPO Price to Public (as defined below) (rounded to two decimal places); provided; however, that in no event shall the Conversion Price be greater than $7.362 or nor less than $3.681, in each case as adjusted for stock splits, stock dividends, stock combinations, recapitalizations, or the like that occur after the Issuance Date in accordance with Section 5.

(b)          Optional Conversion – Financing. Upon consummation of a Subsequent Placement other than the IPO pursuant to Section 4(k) of the Securities Purchase Agreement, the Holder shall be entitled to elect to convert all of the Notes into shares of Common Stock. In the event that the Holder so elects to convert, this Note shall convert into that number of shares of Common Stock equal to the quotient of (A) the Conversion Amount divided by (B) the Conversion Price. For the purposes of this Section 3(b), the “Conversion Price” shall be equal to fifty percent (50%) of the purchase price of the securities being sold by the Company in such Subsequent Placement (rounded to two decimal places); provided; however, that in no event shall the Conversion Price be greater than $7.362 or nor less than $3.681, in each case as adjusted for stock splits, stock dividends, stock combinations, recapitalizations, or the like that occur after the Issuance Date in accordance with Section 5.

(c)          Optional Conversion. At any time after the Issuance Date and until ten (10) calendar days prior to the consummation of the IPO, the Holder shall be entitled to elect to convert all of this Note into shares of Common Stock. In the event that the Holder so elects to convert, this Note shall convert into that number of shares of Common Stock equal to the quotient of (A) the Conversion Amount divided by (B) the Conversion Price. For the purposes of this Section 3(c), the “Conversion Price” shall be equal to $7.362, as adjusted for stock splits, stock dividends, stock combinations, recapitalizations, or the like that occur after the Issuance Date in accordance with Section 5.

(d)          Mechanics of Conversion.

(i)          Conversion; Issuance of Shares. To convert the Notes pursuant to Sections 3(b) or 3(c) above into shares of Common Stock on any date (a “Conversion Date”), the Holder shall deliver (whether via facsimile or otherwise) a copy of a properly and fully-completed and executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company and to each other holder of a Note. Promptly following the date of receipt of such Conversion Notice, or, with respect to a mandatory conversion pursuant to Section 3(a), upon the consummation of the IPO, and following the Holder’s delivery of this original Note to the Company for cancellation, the Company shall issue and deliver (via reputable overnight courier) to the Holder a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled, with the legends required by the Securities Purchase Agreement or applicable law.

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(ii)         Registration. The Company shall maintain a register (the “Register”) for the recordation of the names and addresses of the holders of each Note and the principal amount of the Notes held by such holders (the “Registered Notes”). The entries in the Register shall be conclusive and binding for all purposes absent manifest error. The Company and the holders of the Notes shall treat each Person whose name is recorded in the Register as the owner of a Note for all purposes (including, without limitation, the right to receive payments of Principal and Interest hereunder) notwithstanding notice to the contrary. A Registered Note may be assigned, transferred or sold in whole or in part only by registration of such assignment or sale on the Register. Upon its receipt of a written request to assign, transfer or sell all or part of any Registered Note by the holder thereof and subject to the holder’s compliance with Section 11, the Company shall record the information contained therein in the Register and issue one or more new Registered Notes in the same aggregate principal amount as the principal amount of the surrendered Registered Note to the designated assignee or transferee pursuant to Section 12, provided that if the Company does not so record an assignment, transfer or sale (as the case may be) of all or part of any Registered Note within two (2) Business Days of its receipt of such a request, then the Register shall be automatically updated to reflect such assignment, transfer or sale (as the case may be). The Holder and the Company shall maintain records showing the Principal and Interest converted and/or paid (as the case may be) and the dates of such conversion and/or payments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion.

(iii)        No Fractional Shares; Transfer Taxes. The Company shall not issue any fraction of a share of Common Stock upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes that may be payable with respect to the issuance and delivery of Common Stock upon any conversion.

4.          RIGHTS UPON EVENT OF DEFAULT.

(a)          Event of Default. Each of the following events shall constitute an “Event of Default”:

(i)          the Company’s failure to pay to the Holder any amount of Principal or Interest when and as due if such failure remains uncured for a period of at least five (5) Business Days;

(ii)         liquidation proceedings shall be instituted by or against the Company and, if instituted against the Company by a third party, shall not be dismissed within sixty (60) days of their initiation;

(iii)        bankruptcy, insolvency, reorganization or other proceedings for the relief of debtors shall be instituted against the Company and shall not be dismissed within sixty (60) days of their initiation;

(iv)        the commencement by the Company of a voluntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or the consent by it to the entry of a decree, order, judgment or other similar document in respect of the Company in an involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal, state or foreign law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company in furtherance of any such action;

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(v)         the entry by a court of (i) a decree, order, judgment or other similar document in respect of the Company of a voluntary or involuntary case or proceeding under any applicable federal, state or foreign bankruptcy, insolvency, reorganization or other similar law; or (ii) a decree, order, judgment or other similar document adjudging the Company as bankrupt or insolvent, or approving as properly filed a petition seeking liquidation, reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable federal, state or foreign law; or (iii) a decree, order, judgment or other similar document appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree, order, judgment or other similar document or any such other decree, order, judgment or other similar document unstayed and in effect for a period of sixty (60) consecutive days;

(vi)        a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against the Company and which judgments are not, within sixty (60) days after the entry thereof, satisfied, bonded, discharged or stayed pending appeal, or are not satisfied, bonded or discharged within sixty (60) days after the expiration of such stay;

(vii)       the Company fails to pay, when due, or within any applicable grace period, any payment with respect to any Indebtedness in excess of $250,000 due to any third party (other than, with respect to unsecured Indebtedness only, payments contested by the Company in good faith by proper proceedings and with respect to which adequate reserves have been set aside for the payment thereof in accordance with GAAP) or is otherwise in breach or violation of any agreement for monies owed or owing by the Company in an amount in excess of $250,000, which breach or violation permits the other party thereto to declare a default or otherwise accelerate amounts due thereunder;

(viii)      other than as specifically set forth in another clause of this Section 4(a), the Company breaches any material covenant or other term or condition of any Transaction Document, if such breach remains uncured for a period of thirty (30) days after actual knowledge of the Company of such breach, or any representation or warranty made by the Company in any Transaction Document is not accurate in any material respect when made or deemed made;

(ix)         the validity or enforceability of any provision of any Transaction Document shall be contested by the Company, or a proceeding shall be commenced by the Company seeking to establish the invalidity or unenforceability thereof;

(x)          the Security Documents shall for any reason, except (A) to the extent permitted by the terms hereof or thereof, or (B) as a result of the act or omission of Holder or the holder of any Other Note and not materially related to the failure of the Company to satisfy or tender to satisfy its obligations under the Security Documents, fail or cease to create a separate valid and perfected first priority Lien on the Collateral (as defined in the Security Agreement) in favor of each of the Secured Parties (as defined in the Security Agreement) and such breach remains uncured for a period of ten (10) Business Days after notice from Holder or the holder of any Other Note of such failure or ceasing; or

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(xi)         any Event of Default (as defined in the Other Notes) occurs with respect to any of the Other Notes.

(b)          Notice of an Event of Default. Upon the occurrence of an Event of Default with respect to this Note or any Other Note, the Company shall within five (5) Business Days deliver written notice thereof via facsimile and overnight courier (with next day delivery specified) (an “Event of Default Notice”) to the Holder. At any time after the occurrence of an Event of Default, the Required Holders may, by notice to the Company, declare all of the Notes to be forthwith due and payable, whereupon the Principal and all accrued and unpaid Interest thereon, plus all costs of enforcement and collection (including court costs and reasonable attorney’s fees), shall immediately become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company.

5.          ADJUSTMENT OF CONVERSION PRICE.

(a)          Adjustment of Conversion Price Collar upon Subdivision or Combination of Common Stock. If the Company subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price (and the minimum and maximum amounts of the Conversion Price) in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price (and the minimum and maximum amounts of the Conversion Price) in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 5(a) shall become effective immediately after the effective date of such subdivision or combination.

(b)          Other Events. In the event that the Company shall take any action to which the provisions of Section 5(a) are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 5 but not expressly provided for by such provisions, then the Company’s Board of Directors shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 5(b) will increase the Conversion Price as otherwise determined pursuant to this Section 5, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s Board of Directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

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6.          NONCIRCUMVENTION. The Company hereby covenants and agrees that the Company will not, by amendment of its Certificate of Incorporation or Bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Note, and will at all times in good faith carry out all of the provisions of this Note and take all action as may be required to protect the rights of the Holder of this Note. Without limiting the generality of the foregoing, so long as any of the Notes remain outstanding, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon conversion of this Note above the Conversion Price then in effect and (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of this Note, including without limitation complying with Section 7(b) hereof.

7.          RESERVATION OF AUTHORIZED SHARES.

(a)          Reservation. The Company shall at all times during which the Notes are outstanding reserve and keep available out of its authorized but unissued shares Common Stock, solely for the purpose of effecting the conversion of the Notes, no less than one hundred ten percent (110%) of the maximum number of shares issuable on conversion of the Notes (the “Required Reserve Amount”).

(b)          Insufficient Authorized Shares. If, notwithstanding Section 7(a), and not in limitation thereof, at any time while any of the Notes remain outstanding the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve a number of shares of Common Stock equal to the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall as soon as reasonably practicable take all action within its power necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for the Notes then outstanding, including without limitation using its best efforts to secure necessary Board of Directors and stockholder approvals, as further described below, to appropriately amend the Company’s Certificate of Incorporation to provide for such increase. Without limiting the generality of the foregoing sentence, if not earlier approved by written consent of the stockholders, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than seventy (70) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock; in connection with any such meeting, the Company shall provide each stockholders with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board of Directors to recommend to the stockholders that they approve such proposal.

8.          COVENANTS. Until all of the Notes have been converted or otherwise satisfied in accordance with their terms:

(a)          Rank. All payments due under this Note shall rank pari passu with all Other Notes.

(b)          New Subsidiaries. Simultaneously with the acquisition or formation of each New Subsidiary, other than a Foreign Subsidiary, the Company shall cause such New Subsidiary to execute, and deliver to each holder of Notes, all joinders to, or as applicable additional, Security Documents (as defined in the Security Agreement) as requested by the Holder. The Company shall not, directly or indirectly, acquire or form any New Subsidiary if such New Subsidiary would not be wholly-owned, directly or indirectly, by the Company.

9.          SECURITY. This Note and the Other Notes are secured to the extent and in the manner set forth in the Transaction Documents (including, without limitation, the Security Agreement and the other Security Documents).

10.         AMENDING THE TERMS OF THIS NOTE. No provision of this Note may be amended other than by an instrument in writing signed by the Company and the Required Holders, and any amendment to any provision of this Note made in conformity with the provisions of this Section 10 shall be binding on all Holders, provided that no such amendment shall be effective to the extent that it (1) applies to less than all of the holders of the Notes then outstanding or (2) imposes any obligation or liability on any Holder without such Holder’s prior written consent (which may be granted or withheld in such Holder’s sole discretion). No waiver of any provision of this Note shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Required Holders may waive any provision of this Note, and any waiver of any provision of this Note made in conformity with the provisions of this Section 10 shall be binding on all Holders, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the holders of the Notes then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Holder without such Holder’s prior written consent (which may be granted or withheld in such Holder’s sole discretion). No amendment to or waiver of any provision this Note shall amend or waive any provision of any other Transaction Document.

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11.         TRANSFER. This Note and any shares of Common Stock issued upon conversion of this Note (the “Conversion Shares”) may be offered, sold, assigned or transferred by the Holder without the consent of the Company, subject only to the provisions of Section 2(g) of the Securities Purchase Agreement and any other restrictions that may be mutually agreed by the Company and the Holder hereof. Notwithstanding anything in this Note to the contrary, neither this Note nor any Conversion Shares may be sold, assigned or transferred by the Holder unless the recipient of such agrees in writing to be bound by the terms and conditions of the Securities Purchase Agreement and the Registration Rights Agreement.

12.         REISSUANCE OF THIS NOTE.

(a)          Transfer. If this Note is to be transferred, the Holder shall surrender this Note to the Company, whereupon the Company will forthwith issue and deliver upon the order of the Holder a new Note (in accordance with Section 12(d)), registered as the Holder may request, representing the outstanding Principal being transferred by the Holder and, if less than the entire outstanding Principal is being transferred, a new Note (in accordance with Section 12(d)) to the Holder representing the outstanding Principal not being transferred.

(b)          Lost, Stolen or Mutilated Note. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of any indemnification undertaking by the Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of this Note, the Company shall execute and deliver to the Holder a new Note (in accordance with Section 12(d)) representing the outstanding Principal.

(c)          Note Exchangeable for Different Denominations. This Note is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for a new Note or Notes (in accordance with Section 12(d) and in principal amounts of at least $1,000) representing in the aggregate the outstanding Principal of this Note, and each such new Note will represent such portion of such outstanding Principal as is designated by the Holder at the time of such surrender.

(d)          Issuance of New Notes. Whenever the Company is required to issue a new Note pursuant to the terms of this Note, such new Note (i) shall be of like tenor with this Note, (ii) shall represent, as indicated on the face of such new Note, the Principal remaining outstanding (or in the case of a new Note being issued pursuant to Section 12(a) or Section 12(c), the Principal designated by the Holder which, when added to the principal represented by the other new Notes issued in connection with such issuance, does not exceed the Principal remaining outstanding under this Note immediately prior to such issuance of new Notes), (iii) shall have an issuance date, as indicated on the face of such new Note, which is the same as the Issuance Date of this Note, (iv) shall have the same rights and conditions as this Note, and (v) shall represent accrued and unpaid Interest on the Principal of this Note, from the Issuance Date.

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13.         REMEDIES, CHARACTERIZATIONS, OTHER OBLIGATIONS, BREACHES AND INJUNCTIVE RELIEF. The remedies provided in this Note shall be cumulative and in addition to all other remedies available under this Note and any of the other Transaction Documents at law or in equity (including a decree of specific performance and/or other injunctive relief); provided, the Holder shall not be entitled to any duplication or multiplication of damages. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein or in the other Transaction Documents, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is reasonably requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Note (including, without limitation, compliance with Section 5).

14.         PAYMENT OF COLLECTION, ENFORCEMENT AND OTHER COSTS. If (a) this Note is placed in the hands of an attorney for collection or enforcement of the debt evidenced hereby or is collected or enforced through any legal proceeding or the Holder otherwise takes action to collect amounts due under this Note or to enforce the provisions of this Note or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Note, then the Company shall pay the reasonable costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, reasonable attorneys’ fees and disbursements.

15.         CONSTRUCTION; HEADINGS. This Note shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Note are for convenience of reference and shall not form part of, or affect the interpretation of, this Note.

16.         FAILURE OR INDULGENCE NOT WAIVER. No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

17.         DISPUTE RESOLUTION. If the Holder and the Company are unable to agree as to the arithmetic calculation of the Conversion Price the Holder and the Company will confer in good faith to resolve such disagreement and the Company shall promptly issue upon conversion of this Note at the number of shares of Common Stock that are uncontested. Thereafter, the Company and Holder will confer in good faith to attempt to reach agreement regarding the Conversion Price with the Required Holders; if the Required Holders and the Company agree in writing upon a Conversion Price, that agreement will be binding on Holder and all holders of the Other Notes.

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18.         NOTICES; PAYMENTS.

(a)          Notices. Whenever notice is required to be given under this Note, unless otherwise provided herein, such notice shall be given in accordance with Section 9(f) of the Securities Purchase Agreement. The Company shall provide the Holder with prompt written notice of all actions taken pursuant to this Note, including in reasonable detail a description of such action and the reason therefor. Without limiting the generality of the foregoing, the Company will give written notice to the Holder (i) promptly, but in any event within ten (10) calendar days, upon any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) calendar days prior to the date on which the Company established a record date with respect to any dividend or Distribution upon the Common Stock.

(b)          Payments. Whenever any payment of cash is to be made by the Company to any Person pursuant to this Note, unless otherwise expressly set forth herein, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Company and sent via overnight courier service to such Person at such address as previously provided to the Company in writing (which address, in the case of each of the Buyers, which shall initially the address set forth on the Schedule of Buyers attached to the Securities Purchase Agreement), provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Company with prior written notice setting out such request and the Holder’s wire transfer instructions. Whenever any amount expressed to be due by the terms of this Note is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day.

19.         CANCELLATION. After all Principal, accrued Interest and other amounts at any time owed on this Note have been paid or converted in full, this Note shall automatically be deemed canceled, shall be surrendered promptly, but in any event within ten (10) calendar days, to the Company by the Holder for cancellation and shall not be reissued.

20.         WAIVER OF NOTICE. To the extent permitted by law, the Company hereby irrevocably waives demand, notice, presentment, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note.

21.         GOVERNING LAW. This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS NOTE OR ANY TRANSACTION CONTEMPLATED HEREBY.

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22.         CERTAIN DEFINITIONS. For purposes of this Note, the following terms shall have the following meanings:

(a)          “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(b)          “Closing Date” shall have the meaning set forth in the Securities Purchase Agreement, which date is the date the Company initially issued Notes pursuant to the terms of the Securities Purchase Agreement.

(c)          “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(d)          “Conversion Amount” means the sum of the outstanding and unpaid Principal plus all accrued and unpaid Interest thereon plus, if any, other unpaid amounts due under this Note.

(e)          “GAAP” means United States generally accepted accounting principles, consistently applied.

(f)          “IPO” means a firm commitment underwritten initial public offering of the Company’s Common Stock pursuant to a registration statement filed on Form S-1 (or any successor from thereto) that is declared effective by the SEC and consummated prior to the Maturity Date.

(g)          “IPO Price to Public” means the price to public specified in the IPO registration statement.

(h)          “IPO Outside Date” shall mean December 31, 2016.

(i)          “Interest Rate” means ten percent (10%) simple interest per annum, as may be adjusted from time to time in accordance with Section 2.

(j)          “Maturity Date” shall mean May 31, 2017.

(k)          “New Subsidiary” means, as of any date of determination, any Person in which the Company after the Closing Date, directly or indirectly, (i) owns or acquires any of the outstanding capital stock or holds any equity or similar interest of such Person or (ii) controls or operates all or any part of the business, operations or administration of such Person, and all of the foregoing, collectively, “New Subsidiaries.”

(l)          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

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(m)          “Registration Rights Agreement” means that certain registration rights agreement, dated as of the Closing Date, by and among the Company and the other parties signatory thereto, as may be amended from time to time.

(n)          “Required Holders” means holders of Notes having outstanding principal amounts in the aggregate that represent a majority of the then outstanding principal amounts of all of the Notes (including this Note).

(o)          “SEC” means the United States Securities and Exchange Commission or the successor thereto.

(p)          “Securities Purchase Agreement” means that certain securities purchase agreement, dated as of April 1, 2016, by and among the Company and the investors listed on the Schedule of Buyers attached thereto, as may be amended from time to time.

(q)          “Security Agreement” means that certain security agreement, dated as of the Closing Date, by and among the Company and the other parties signatory thereto, as may be amended from time to time.

23.         MAXIMUM PAYMENTS. Nothing contained in this Note shall, or shall be deemed to, establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges under this Note exceeds the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Holder and thus refunded to the Company.

24.         SURRENDER OR ACKNOWLEDGEMENT AND CERTIFICATION: Upon payment in full or conversion of this Note, Holder shall surrender the original physical copy of this Note for cancellation; alternatively, if the Holder promptly requests in connection with such payment or conversion, the Holder may deliver to the Company a signed acknowledgement of payment in full and a certification that the Holder has cancelled or destroyed the Note in a form reasonably acceptable to the Company.

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IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the Issuance Date set out above.

ATOMERA INCORPORATED,
a Delaware corporation

By:
Scott A. Bibaud,
President and Chief Executive Officer

[Signature Page to Senior Secured Convertible Note]

EXHIBIT I

ATOMERA INCORPORATED

CONVERSION NOTICE

Reference is made to the Senior Secured Convertible Note (the “Note”) issued to the undersigned by Atomera Incorporated (the “Company”). In accordance with and pursuant to the Note, the undersigned hereby elects to convert the Conversion Amount (as defined in the Note) of the Note indicated below into shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Aggregate Conversion Amount to be converted:

Conversion Price:

Number of shares of Common Stock to be issued:

Please issue the Common Stock into which the Note is being converted in the following name and to the following address:

Issue to:

Facsimile Number:

Holder:

By:

Title:

Dated:

EXHIBIT C

Registration Rights Agreement

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made as of April 1, 2016 by and among Atomera Incorporated, a Delaware corporation (the “Company”), and the persons listed on Schedule A hereto, referred to individually as the “Holder” and collectively as the “Holders”.

A.           Pursuant to that certain securities purchase agreement, dated March 17, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules and exhibits thereto, collectively the “2015 Purchase Agreement”), by and among the Company (f/k/a Mears Technologies, Inc.) and the investors listed on the Schedule of Buyers attached thereto (the “Existing Noteholders”), the Company has sold, and each of the Existing Noteholders have purchased, severally and not jointly, certain senior secured convertible notes in the aggregate original principal amount of up to $14,750,000 (the “2015 Offering Notes”).

B.           In respect of the 2015 Offering Notes, the Company, pursuant to this registration rights agreement, originally dated March 17, 2015 (the “2015 Registration Rights Agreement”), by and among the Company and the Existing Noteholders, provided to the Existing Noteholders, and their assignees or successors in interest, certain rights to provide for the registration for resale of their Conversion Shares by means of a Registration Statement under the Securities Act (as those terms are defined in the 2015 Registration Rights Agreement).

C.           Pursuant to that certain securities purchase agreement, dated even date herewith (as may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules and exhibits thereto, collectively, the “2016 Purchase Agreement”), by and among the Company and the investors listed on the Schedule of Buyers attached thereto (the “New Noteholders”), the Company has agreed to sell, and each of the New Noteholders have agreed to purchase, severally and not jointly, certain senior secured convertible notes in the aggregate original principal amount of up to $6,000,000 (the “2016 Offering Notes”).

D.           To induce the New Noteholders to purchase, severally and not jointly, the 2016 Offering Notes as provided for in the 2016 Purchase Agreement, the Company has agreed to provide to the New Noteholders, and their assignees or successors in interest, certain rights to provide for the registration for resale of their Conversion Shares by means of a Registration Statement under the Securities Act (as those terms are defined below).

E.           The Existing Noteholders have consented to allow the 2016 Offering Notes to be, in all respects, pari passu with the 2015 Offering Notes in respect of this Agreement, and the Existing Noteholders now wish to amend and restate the 2015 Registration Rights Agreement to allow each New Noteholder to become a party hereto. Accordingly, for purposes of this Agreement, the term “Holders” shall mean both the Existing Noteholders and the New Noteholders.

F.           Unless otherwise provided in this Agreement, capitalized terms used herein shall have the respective meanings set forth in Section 13 hereof.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Holder hereby agree as follows:

1.          Registration.

(a)          Piggyback Registrations Rights. If, at any time after the Company shall become subject to the periodic reporting obligations (a “Reporting Company”) under the Securities Exchange Act through the date that is five years after the date the Company becomes a Reporting Company, there is not an effective Registration Statement covering the Registrable Securities and the Company shall determine to prepare and file with the Commission a Registration Statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8, each as promulgated under the Securities Act, or their then equivalent relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans), then the Company shall send to the Holders a written notice of such determination at least twenty (20) days prior to the filing of any such Registration Statement and shall include in such Registration Statement all Registrable Securities requested by any Holder hereunder to be included in the registration within ten (10) days after the Company sends such notice to the Holders (the “Piggyback Shares”) for resale and offer on a continuous basis pursuant to Rule 415; provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such registration, the Company determines for any reason not to proceed with or terminate such registration, the Company will be relieved of its obligation to register any Registrable Securities in connection with such registration, (ii) in case of a determination by the Company to delay registration of its securities, the Company will be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities, (iii) each Holder is subject to confidentiality obligations and shall not use or disclose any information gained in this process or any other material non-public information he, she or it obtains, (iv) each Holder or assignee or successor in interest shall comply with all applicable laws relating to insider trading or similar restrictions; and (v) if all of the Registrable Securities of the Holders cannot be so included due to Commission Comments, Commission Guidance or Underwriter Cutbacks, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of Piggyback Shares included in such Registration Statement required to comply with such Commission Comments, Commission Guidance or Underwriter Cutbacks.

(b)          Initial Registration Statement. At the election of each Holder, the Company shall be required to include up to all Piggyback Shares held by such Holder for resale and offer on a continuous basis pursuant to Rule 415 in the first Registration Statement filed after the date that it becomes a Reporting Company (the “Initial Registration Statement”); provided, however, that if all of the Piggyback Shares of the Holders cannot be so included due to Commission Comments, Commission Guidance or Underwriter Cutbacks, then the Company may reduce, in accordance with the provisions of Section 1(c) hereof, the number of Piggyback Shares included in such Registration Statement required to comply with such Commission Comments, Commission Guidance or Underwriter Cutbacks.

(c)          Cutback Provisions. In the event all of the Registrable Securities cannot be or are not included in a Registration Statement due to Commission Comments, Commission Guidance or Underwriter Cutbacks, the Company and the Holders agree that securities shall be removed from such Registration Statement in the following order until no further removal is required by Commission Comments, Commission Guidance or Underwriter Cutbacks:

(i)          First, any securities held by any former employee, consultant or affiliate of the Company shall be removed, pro rata based on the number of securities being registered for such former employees, consultants or affiliates held by all of the former employees of the Company and any of their affiliates and successors in interest, whether pursuant to agreement or otherwise and any other person with any registration rights outstanding on the date hereof;

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(ii)         Second, the securities held by National Securities Corporation (“National Securities”) and its members and affiliates, if any, obtained solely by reason of providing services to the Company, which are being registered pursuant to any registration rights agreement or otherwise (for clarity, any securities held by National Securities or its members or affiliates which were acquired upon payment of a purchase price in cash or property will not be subject to this provision (c)(ii)); and

(iii)        Third, the Registrable Securities held by the Holders that are requested to be included in the Registration Statement shall be removed, pro rata based on the number of Registrable Shares held by each Holder in comparison to the number of Registrable Securities held by all Holders who have requested to include any Registrable Securities in the Registration Statement.

(d)          Filing; Content. The Company will use its commercially reasonable efforts to cause each Registration Statement pursuant to which any Registrable Securities are included, including the Initial Registration Statement, to contain the Plan of Distribution substantially similar to that attached hereto as Schedule B. The Company shall use its commercially reasonable efforts to cause any Registration Statement filed under this Section 1, including the Initial Registration Statement, to be declared effective under the Securities Act as promptly as practicable after the filing thereof and shall keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) one year after its Effective Date (provided, however, the one year period shall be extended for any Grace Period), (ii) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders, or (iii) such time as all of the Registrable Securities covered by such Registration Statement may be sold by the Holders pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company's transfer agent and the affected Holder (“Effectiveness Period”). By 5:00 p.m. (New York City time) on the business day immediately following the Effective Date of a Registration Statement, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement (whether or not such filing is technically required under such Rule). Notwithstanding the foregoing portion of this Section 1(e), the Company shall have the right in its sole discretion to withdraw any Registration Statement filed under this Section 1 prior to its effectiveness.

(e)          Termination of Piggyback Registration Rights. The registration rights afforded to each Holder under this Section 1 shall terminate on the earliest date when all Registrable Securities of the Holder either: (i) have been publicly sold by the Holder pursuant to a Registration Statement, (ii) have been covered by an effective Registration Statement which has been effective for an aggregate period of sixteen (16) months (whether or not consecutive), provided, however, the time period shall be calculated so as to exclude any Grace Period, or (iii) may be sold by the Holder pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder in its reasonable discretion.

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2.          Demand Registration Rights.

(a)          Demand Right. Commencing on the date that is one hundred eighty (180) days after the Company becomes a Reporting Company, the Holders as a group representing at least 50% of the Registrable Securities (a “Requesting Group”) shall have a separate one-time right, by written notice to the Company, signed by such Holders (the “Demand Notice”), to request the Company to register for resale all Registrable Securities included by the Requesting Group in the Demand Notice (the “Demand Shares”) under and in accordance with the provisions of the Securities Act by filing with the Commission a Registration Statement covering the resale of such Demand Shares (the “Demand Registration Statement”). A copy of the Demand Notice also shall be provided by the Company to each of the other Holders who will have fifteen (15) days to notify the Company in writing to include their Registrable Securities as part of the Demand Shares, the failure of which, however, shall not in any way affect the rights of the Requesting Group pursuant to this Section 2(a). The Demand Registration Statement required hereunder shall be on any form of registration statement then available for the registration of the Registrable Securities, as selected by the Company in accordance with applicable law and regulation. The Company will use its commercially reasonable efforts to file the Demand Registration Statement within forty-five (45) days of the receipt of the Demand Notice, provided if the Demand Notice is given within the forty-five (45) days after the prior fiscal year end, then the Company will use its reasonably commercial efforts to file the Demand Registration Statement within ninety (90) days of the fiscal year end of the Company. The Company shall use its commercially reasonable efforts to cause the Demand Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof and to keep the Demand Registration Statement continuously effective under the Securities Act during the Effectiveness Period.

(b)          Inclusion of Other Registrable Shares and Cutback Provisions. If as a result of Commission Comments or Commission Guidance, not all shares are included that are desired to be included in a Registration Statement for the Demand Shares, the provisions of Section 1(c) shall apply, subject to the Demand Priority (as defined below) of the Requesting Group. Pursuant to the piggyback registration rights granted under this Agreement, the Company may include the Registrable Shares of the other Holders which will be subject to the provision of Section 1(c) hereof, except that under Section 1(c)(iii), there will be no cutback of the Registrable Securities of the Requesting Group until the Holders of Piggyback Shares and the shares of any other person exercising piggyback rights under any other registration rights agreement (except for National Securities and their current and former affiliates, which shall have the priority established in Section 1(c)) have been removed, and thereafter if any further Registrable Securities have to be removed then those of the Requesting Group will be removed pro rata (the “Demand Priority”). Notwithstanding the foregoing, if any other securities of any person other than the Holders or the Requesting Group or National Securities and their current and former affiliates are included on the Demand Registration Statement, such securities will be removed, if required pursuant to Commission Comments, after removal of the securities indicated in Section 1(c)(i) and before the securities indicated in Section 1(c)(ii), as such persons decide among themselves, and if there is no agreement at to such removal provided to the Company within a reasonable time, time being of the essence, then all the such securities will be removed.

(c)          Termination of Demand Registration Rights. The registration rights afforded to each Holder under this Section 2 shall terminate on the earliest date when all Registrable Securities of the Holder either: (i) have been publicly sold by the Holder pursuant to a Registration Statement, (ii) have been covered by an effective Registration Statement which has been effective for an aggregate period of sixteen (16) months (whether or not consecutive), provided, however, the time period shall be calculated so as to exclude any Grace Period, or (iii) may be sold by the Holder pursuant to Rule 144 without regard to both the volume limitations for sales as provided in Rule 144 and the limitations for such sales provided in Rule 144(i), if applicable, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder in its reasonable discretion.

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3.          Registration Procedures. Whenever any Registrable Securities are to be registered pursuant to this Agreement, the Company shall use its commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall have the following obligations:

(a)          The Company shall prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective.

(b)          The Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which Prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Effectiveness Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement by reason of the Company filing a report on Forms 10-K, 10-Q or Current Report on Form 8-K, or any analogous report under the Securities Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Securities Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)          The Company shall furnish to each Holder of Registrable Securities in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the Commission at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by such seller, all exhibits and each preliminary Prospectus, (ii) unless such Holder is exempt from the prospectus delivery requirements pursuant to Rule 172 of the Securities Act, upon the effectiveness of any Registration Statement, ten (10) copies of the Prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such seller may reasonably request), and (iii) such other documents, including copies of any preliminary or final Prospectus, as such seller may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such seller.

(d)          The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by any seller of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Effectiveness Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Effectiveness Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction.

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(e)          The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest practicable time and to notify the Holder of any Registrable Securities included in the offering under such Registration Statement of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f)          The Company shall notify the Holder in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(r), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and, unless such Holder is exempt from the prospectus delivery requirements pursuant to Rule 172 of the Securities Act, deliver ten (10) copies of such supplement or amendment to the Holder (or such other number of copies as the Holder may reasonably request).

(g)          The Company shall promptly notify the Holder in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Holder by email or facsimile on the same day of such effectiveness or by overnight delivery), (ii) of any request by the Commission for amendments or supplements to a Registration Statement or related Prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(h)          If the Holder is required under applicable Commission Guidance to be described in a Registration Statement as an underwriter, at the reasonable request of such Holder, the Company shall use its best efforts to furnish to such Holder, on the date of the effectiveness of such Registration Statement and thereafter from time to time on such dates as the Holder may reasonably request (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the Holder, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holder.

(i)          If the Holder is required under applicable Commission Guidance to be described in a Registration Statement as an underwriter, then at the request of such Holder in connection with such Holder’s due diligence requirements, the Company shall make available for inspection by (i) the Holder, (ii) the Holder’s legal counsel, and (iii) one firm of accountants or other agents retained by the Holder (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request; provided, however, that each Inspector shall agree to hold in strict confidence and shall not make any disclosure (except to the Holder) or use of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (a) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (b) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement of which the Inspector has knowledge. Each Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. Nothing herein (or in any other confidentiality agreement between the Company and the Holder) shall be deemed to limit the Holder’s ability to sell Registrable Securities in a manner which is otherwise consistent with applicable laws and regulations. Notwithstanding the foregoing, each Holder acknowledges that the Records may contain material non-public information and agrees that it shall strictly comply with the insider trading rules prohibiting the purchasing, selling or the Company’s securities while in the possession of any such material non-public information.

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(j)          The Company shall hold in confidence and not make any disclosure of information concerning the Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement, or (v) the Holder provides information to the Company intended for inclusion in a Registration Statement. The Company agrees that it shall, upon learning that disclosure of such information concerning the Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to the Holder if permitted by applicable law or regulation and allow the Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k)         The Company shall (i) if applicable, use its best efforts to cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) otherwise, use its commercially reasonable efforts to secure designation and quotation of all of the Registrable Securities covered by a Registration Statement on any one of the different levels of The NASDAQ Stock Market, or (iii) if, despite the Company’s best efforts or commercially reasonable efforts, as applicable, to satisfy, the preceding clauses (i) and (ii) the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to instead secure the inclusion for quotation on the Over-the-Counter Bulletin Board for such Registrable Securities and, without limiting the generality of the foregoing, to use its commercially reasonable efforts to encourage at least two market makers to register with the Financial Industry Regulatory Authority, Inc. (“FINRA”) as such with respect to such Registrable Securities. For the avoidance of doubt, subject to and in accordance with Section 5, the Company shall pay all fees and expenses of the Company in connection with satisfying its obligation under this Section 3(k).

(l)          If requested by the Holder, and permissible under Commission Guidance, the Company shall (i) as soon as practicable incorporate in a Prospectus supplement or post-effective amendment such information as the Holder reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such Prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by the Holder holding any Registrable Securities.

(m)        The Company shall cooperate with each Holder who holds Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holder may reasonably request and registered in such names as the Holder may request.

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(n)         The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities, but only in matters not contemplated Section 3(d) by or reasonably related to such matters (which matters are to be governed exclusively by Section 3(d)), as may be strictly necessary to consummate the disposition of such Registrable Securities by the Holder strictly in accordance with the Plan of Distribution included in the Registration Statement (as such Plan of Distribution may be modified from time to time in any filing with the Commission).

(o)         The Company shall make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby (or, if different, within the period permitted for the filing of reports on Forms 10-K or 10-Q), an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the Effective Date of a Registration Statement.

(p)         The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the Commission in connection with any registration hereunder.

(q)         Within two (2) business days after a Registration Statement which covers Registrable Securities is ordered effective by the Commission, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Holder whose Registrable Securities are included in such Registration Statement) confirmation that such Registration Statement has been declared effective by the Commission in the form attached hereto as Exhibit A and the Irrevocable Transfer Agent Instructions in the form attached hereto as Exhibit B.

(r)          Notwithstanding anything to the contrary herein, at any time after the Effective Date of a Registration Statement, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company, in the best interest of the Company and not, after consultation with legal counsel, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Holder in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Holder) and the date on which the Grace Period will begin, and (ii) notify the Holder in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed sixty (60) consecutive days and during any three hundred sixty-five (365) day period such Grace Periods shall not exceed an aggregate of one hundred twenty (120) days (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Holder receives the notice referred to in clause (i) and shall end on and include the later of the date the Holder receives the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(f) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Holder in connection with any sale of Registrable Securities with respect to which the Holder has entered into a contract for sale, and delivered a copy of the Prospectus included as part of the applicable Registration Statement (unless an exemption from such Prospectus delivery requirements exists), prior to the Holder’s receipt of the notice of a Grace Period or, if earlier, Holders knowledge of the material, non-public information concerning the Company that gave rise to the Grace Period, and for which the Holder has not yet settled.

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4.           Obligations of the Holders.

(a)          At least five (5) business days prior to the first anticipated filing date of a Registration Statement, the Company shall notify the Holders in writing of the information the Company requires from each Holder if the Holder’s Registrable Securities are to be included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to any Registrable Securities of the Holder that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)          The Holder, by the Holder’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless the Holder has notified the Company in writing of the Holder's election to exclude all of the Holder’s Registrable Securities from such Registration Statement.

(c)          The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) or of a Grace Period under Section 3(r), the Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until the Holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Sections 3(e) or 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of the Holder in connection with any sale of Registrable Securities with respect to which the Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Sections 3(e) or 3(f) or of any Grace Period, or, if earlier, Holders knowledge of the material, non-public information concerning the Company or the facts or circumstances that gave rise to the Grace Period or of the Section 3(e) or 3(f) event, and for which the Holder has not yet settled.

(d)          The Holder covenants and agrees that it will comply with the Prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to a Registration Statement.

5.           Registration Expenses. All expenses incident to the Company’s performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters retained by the Company (excluding discounts, commissions and placement agent fees) and other Persons retained by the Company (all such expenses being herein called “Registration Expenses”), shall be borne by the Company. Further, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed.

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6.           Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a)          To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend the Holder, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls the Holder within the meaning of the Securities Act or the Securities Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the Commission, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered, or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary Prospectus if used prior to the effective date of such Registration Statement, or contained in the final Prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the Commission) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act or the Securities Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs based on a Holder’s material breach of its covenants or agreements in Section 4(c) or (d) or in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person or by a Related Information Provider expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto and (ii) shall not be available to the extent such Claim is based on a failure of the Holder to deliver or to cause to be delivered the Prospectus made available by the Company, including a corrected Prospectus, if such Prospectus or corrected Prospectus was timely made available by the Company pursuant to Section 3(c); and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 10. “Related Information Provider” means, in respect of any Indemnified Person, the Holder to which such Indemnified Person is related or another Indemnified Person that is related to the Holder to which such Indemnified Person is related.

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(b)          To the fullest extent permitted by law, in connection with any Registration Statement in which a Holder’s Registrable Securities are included or in which a Holder is otherwise participating, such Holder will severally and not jointly indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act, any underwriter, any other Holder or other Person selling securities in such Registration Statement and any controlling person of any such underwriter or other Holder or other Person (each an “Other Indemnified Person”), against any Claims or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs based on a Holder’s material breach of its covenants or agreements in Section 4(c) or (d) or in reliance upon and in conformity with written information furnished by such Holder or by a Related Information Provider expressly for use in connection with such Registration Statement; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any Other Indemnified Person intended to be indemnified pursuant to this Section 6(b), in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) shall not apply to amounts paid in settlement of any such Claim if such settlement is effected without the prior written consent of the Holder, which consent shall not be unreasonably withheld; provided, further, however, that the Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to the Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement, except in the case of fraud by such Holder. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Other Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 10.

(c)          Promptly after receipt by an Indemnified Person or Other Indemnified Person under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Other Indemnified Person shall, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and reasonably satisfactory to the Indemnified Person or the Other Indemnified Person, as the case may be; provided, however, that an Indemnified Person or Other Indemnified Person shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for all such Indemnified Persons or all such Other Indemnified Persons to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Other Indemnified Person and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Other Indemnified Person and any other party represented by such counsel in such proceeding. The Other Indemnified Person or Indemnified Person, as applicable, shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to such Other Indemnified Person or such Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Other Indemnified Person or Indemnified Person, as applicable, reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Other Indemnified Person or Indemnified Person, as applicable, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Other Indemnified Person or such Indemnified Person of a release from all liability in respect to the Claim at issue, and such settlement shall not include any admission as to fault on the part of such Other Indemnified Person or such Indemnified Person. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Other Indemnified Person or Indemnified Person, as applicable, with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Other Indemnified Person, as applicable, under this Section 6, except to the extent that the indemnifying party is materially prejudiced in its ability to defend such action.

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(d)          The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred, subject to an undertaking by the Indemnified Person or the Other Indemnified Person, as applicable, to return such payments to the extent a court of competent jurisdiction or other competent authority determines that such payments were unlawful or were not required under this Agreement.

(e)          Without any duplication or multiplication of damages, the indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Other Indemnified Person or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

(f)          Unless suspended by the underwriting agreement applicable to any registration, the obligations of the Company and Holders under this Section 6 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, or otherwise.

7.           Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, such indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.           No Delay of Registration. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

9.           Reports under Securities Exchange Act. With a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration, once the Company becomes a Reporting Company, the Company agrees to use its commercially reasonable efforts to continue to be a Reporting Company for five years and further during such time it is a Reporting Company the Company agrees to use its best efforts to:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144;

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(b)          file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)          furnish to the Holder so long as the Holder owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Securities Exchange Act, (ii) unless available on the Commission’s EDGAR website, copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

10.         Assignment of Registration Rights. The rights under this Agreement shall be automatically assignable by the Holder to any transferee of all or any portion of the Holder’s Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is or might be restricted under the Securities Act and applicable state securities laws; and (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein.

11.         Subsequent Registration Rights. The Company agrees that after the date hereof and excluding any registration rights agreement with National Securities or its members and affiliates, it will not grant to any person any registration right or proceed to register any securities of any person unless it provides in such agreement or registration that any securities being registered under such agreement or registration will be subject to the cutback provisions of this Agreement as provided in Section 1(c) and Section 2(b).

12.         Amendment of Registration Rights. Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of at least a majority of the then outstanding Registrable Securities. Any amendment so effected will be binding upon all Holders, whether or not such Holder consents thereto.

13.         Definitions.

(a)          “Commission” means the Securities and Exchange Commission.

(b)          “Commission Comments” means written comments pertaining solely to Rule 415 or other comments to the extent they relate to Rule 415 which are received by the Company from the Commission, and a copy of which shall have been provided by the Company to the Holder, to a filed Registration Statement which limit the amount of shares which may be included therein to a number of shares which is less than such amount sought to be included thereon as filed with the Commission.

(c)          “Commission Guidance” means (i) any guidance, comments, requirements or requests of the Commission staff that is publicly available in oral or written form and any comments or guidance provided by the Commission staff directly to the Company in written form, (ii) the Securities Act and the rules and regulations promulgated thereunder or (iii) the Securities Exchange Act and the rules and regulations promulgated thereunder.

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(d)          “Common Stock” means the common stock, $0.001 par value per share, of the Company.

(e)          “Conversion Shares” means shares of Common Stock issuable upon conversion of the Notes.

(f)          “Effective Date” means, as to a Registration Statement, the date on which such Registration Statement is first declared effective by the Commission.

(g)          “Notes” means, collectively, the 2015 Offering Notes and the 2016 Offering Notes.

(h)          “Person” means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

(i)          “Prospectus” means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus

(j)          “Registrable Securities” means (i) the Conversion Shares issued or issuable to the holder or its assignees or successor in interest pursuant to conversion of the Notes and (ii) any other shares of Common Stock or any other securities issued or issuable with respect to the securities referred to in clause (i) by way of a stock dividend or stock split or in connection with an exchange or combination of shares, recapitalization, merger, consolidation or other reorganization.

(k)          “Registration Statement” means any registration statement (including, without limitation, the Initial Registration Statement or the Follow-up Registration Statement) required to be filed hereunder (which, at the Company’s option, may be an existing registration statement of the Company previously filed with the Commission, but not declared effective), including (in each case) the Prospectus, amendments and supplements to the Registration Statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in the Registration Statement.

(l)          “Reporting Company” means a company that is obligated to file periodic reports under Sections 13 or 15(d) of the Securities Exchange Act.

(m)          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission that may at any time permit the Holder to sell securities of the Company to the public without registration.

14

(n)          “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(o)          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(p)          “Securities Act” means the Securities Act of 1933, as amended from time to time together with the regulations promulgated thereunder.

(q)          “Securities Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, together with the regulations promulgated thereunder.

(r)          “Underwriter Cutbacks” means any reduction in the number of shares suggested by any managing underwriter to be included in a registration under a Registration Statement based upon the guidance in this Section 13(p). In connection with any offering involving an underwriting of shares of the Company’s capital stock, the Company shall not be required under Section 1 to include any of the Holders’ securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters, and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities to be sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders); provided, that any such cutback will be effected in accordance with the priorities established by Section 1(c); provided further that in no event shall the amount of securities of the selling Holders included in an offering pursuant to Section 1 be reduced below 30% of the total amount of securities included in such offering.

14.         Market Stand-Off. Each Holder agrees that prior to the Company’s IPO (as that term is defined in the Securities Purchase Agreement) it will not transfer securities of the Company unless each transferee agrees in writing to be bound by all of the provisions of Section 4(v) of the Securities Purchase Agreement.

Each Holder agrees that a legend reading substantially as follows shall be placed on all certificates representing all Registrable Securities of each Holder issued before the Company’s IPO (and the shares or securities of every other person subject to the restriction contained in Section 4(v) of the Securities Purchase Agreement):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCK-UP PERIOD FOLLOWING THE EFFECTIVE DATE OF THE ISSUER’S IPO REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE ISSUER’S PRINCIPAL OFFICE. SUCH LOCK-UP PERIOD IS BINDING ON TRANSFEREES OF THESE SHARES.

15

After the Company’s IPO and expiration of any lock-up period, upon request of any Holder who is a holder of record of the shares represented by any stock certificate(s) bearing such legend and the surrender of such certificate(s) in connection with such request, the Company shall cause its transfer agent to promptly issue replacement certificate(s) not bearing such legend representing the shares represented by such surrendered stock certificate(s).

15.         Miscellaneous.

(a)          A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from such record owner of such Registrable Securities.

(b)          Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Atomera Incorporated

750 University Avenue, Suite 280

Los Gatos, CA 95032

Attn: Chief Executive Officer

With a copy (for informational purposes only) to:

Greenberg Traurig, LLP

3161 Michelson Drive, Suite 1000

Irvine, CA 92612

Facsimile: (949) 732-6501

E-mail: DonahueD@gtlaw.com

Attn: Daniel K. Donahue, Esq.

and

If to any Holder, at the address for such Holder on the records of the Company, which may include the information on Schedule A hereto.

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or email service containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

16

(c)          Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d)          All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e)          This Agreement and the instruments referenced herein and therein constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the instruments referenced herein and therein supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f)          Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g)          The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h)          This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission or other electronic transmission (such as but not limited to an email attachment in PDF format) of a copy of this Agreement bearing the signature of the party so delivering this Agreement. This Agreement may also be executed by electronic signature of such Person.

(i)          Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j)          All consents and other determinations required to be made by the Holder pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Holder.

17

(k)          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l)          This Agreement is intended for the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m)         The obligations of each Holder hereunder are several and not joint with the obligations of any other Holder, and no provision of this Agreement is intended to confer any obligations on a Holder vis-à-vis any other Holder. Nothing contained herein, and no action taken by any Holder pursuant hereto, shall be deemed to constitute the Holder as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Holder are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

(n)         Currency. As used herein, “Dollar”, “US Dollar” and “$” each mean the lawful money of the United States.

(o)          For the avoidance of doubt, this Agreement hereby amends and restates the 2015 Registration Rights Agreement in its entirety.

[Signature pages follow immediately]

18

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

COMPANY:	ATOMERA INCORPORATED

By:
Scott A. Bibaud,
President and Chief Executive Officer

HOLDERS:

For Entity Investors:	For Individual Investors:

Print Name:	Print Name:

Signature:	Signature:

Name of Signatory:	If Joint Investment, 2nd investor should complete:

Title:	Print Name:

Signature:

[Signature Page to Amended and Restated Registration Rights Agreement]

EXHIBIT A

FORM OF NOTICE OF EFFECTIVENESS

OF REGISTRATION STATEMENT

[Transfer Agent]

[Address]

Attention:

Re:  Atomera Incorporated

Ladies and Gentlemen:

[We are][I am] counsel to Atomera Incorporated, a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Amended and Restated Registration Rights Agreement with _____________ (the “Holder”) (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register certain of the Registrable Securities (as defined in the Registration Rights Agreement) held by the Holder, under the Securities Act of 1933, as amended (the “1933 Act”). In connection with the Company's obligations under the Registration Rights Agreement, on ____________ ___, 20__, the Company filed a registration statement on Form S-[1] (File No. 333-_____________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Holder as a selling stockholder thereunder.

In connection with the foregoing, [we][I] advise you that a member of the SEC’s staff has advised [us][me] by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and [we][I] have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the 1933 Act pursuant to the Registration Statement.

If applicable, you may receive notices from the Company pursuant to the Company’s rights or obligations under the Registration Rights Agreement in connection with stop orders or other restrictions on transfer of the shares included in such Registration Statement, but [we][I] [are][am] not obligated to update this letter or otherwise inform you of any such stop order or restriction.

[Other applicable disclosure to be inserted here, if appropriate.]

Very truly yours,

A-1

EXHIBIT B

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

_______________, 201[_]

[Addressed to Transfer Agent]

_______________________

_______________________

Attention: [________________________]

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Registration Rights Agreement, dated as of April 1, 20116 (the “Agreement”), by and among Atomera Incorporated, a Delaware corporation (the “Company”), _________________________ (the “Holder”) and certain other securityholders of the Company, pursuant to which the Company is obligated to register certain shares held by the Holder (the “Holder Shares”) of Common Stock of the Company, par value $0.001 per share (the “Common Stock”).

This letter shall serve as our irrevocable authorization and direction to you (provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon transfer or resale of the Holder Shares, unless we have otherwise informed you of the termination of effectiveness of the registration statement in which the Holder Shares are included, a stop order or another transfer restriction. We may also later inform you that after the termination of effectiveness of such registration statement that a registration statement in which the Holder’s Shares are included, or that such stop order has been lifted or that such transfer restriction is not applicable, in which case this authorization and direction shall be reinstated and be effective.

You acknowledge and agree that so long as you have previously received (a) written confirmation from the Company's legal counsel that either (i) a registration statement covering resales of the Holder Shares has been declared and remains effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), or (ii) sales of the Holder Shares may be made in conformity with Rule 144 under the 1933 Act (“Rule 144”), (b) if applicable, a copy of such registration statement, and (c) notice from legal counsel to the Company or any Holder that a transfer of Holder Shares has been effected either pursuant to the registration statement (and a prospectus delivered to the transferee) or pursuant to Rule 144, then as promptly as practicable, you shall issue the certificates representing the Holder Shares registered in the names of such transferees, and such certificates shall not bear any legend restricting transfer of the Common Stock evidenced thereby and should not be subject to any stop-transfer restriction; provided, however, that if such shares of Common Stock and are not registered for resale under the 1933 Act or able to be sold under Rule 144, then the certificates for such Common Shares shall bear the following legend:

B-1

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

A form of written confirmation from the Company’s outside legal counsel that a registration statement covering resales of the Holder Shares has been declared effective by the SEC under the 1933 Act is attached hereto. We will inform you of any stop orders or other transfer restrictions.

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at ____________.

Very truly yours,

Atomera Incorporated

By:
Name:
Title:

THE FOREGOING INSTRUCTIONS ARE

ACKNOWLEDGED AND AGREED TO

this ___ day of ________________, 201[_]

[TRANSFER AGENT]

By:
Name:
Title:

Enclosures

Copy: Holder

B-2

SCHEDULE A

LIST OF HOLDERS

Name	Address

SCHEDULE B

SELLING STOCKHOLDERS

The shares of common stock being offered by the selling stockholders are those issuable to the selling stockholders upon [conversion of the notes and exercise of the warrants]. For additional information regarding the issuance of the [notes and the warrants], see “Private Placement of Notes” above. We are registering the shares of common stock in order to permit the selling stockholders to offer the shares for resale [from time to time]. Except for the ownership of [the notes issued pursuant to and in connection with the Securities Purchase Agreement, and the warrants issued pursuant to and the agreements governing our engagement of National Securities Corporation as a placement agent for the private placement of the notes and the engagement of National Securities Corporation as an underwriter for a public offering of common stock by the Company] the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and other information regarding the beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder) of the shares of common stock held by each of the selling stockholders. The second column lists the number of shares of common stock beneficially owned by the selling stockholders, based on their respective ownership of shares of common stock [, notes and warrants,] as of ________, 20__, [assuming conversion of the notes and exercise of the warrants held by each such selling stockholder on that date but taking account of any limitations on conversion and exercise set forth therein].

The third column lists the shares of common stock being offered by this prospectus by the selling stockholders [and does not take into account any limitations on (i) conversion of the notes set forth therein or (ii) exercise of the warrants set forth therein].

In accordance with the terms of a registration rights agreement with the holders of the notes and the warrants, this prospectus generally covers the resale of [(i) the shares of common stock issued upon conversion of the notes and (ii) the maximum number of shares of common stock issuable upon exercise of the warrants, in each case, determined as if the outstanding notes and warrants were converted or exercised (as the case may be) in full (without regard to any limitations on conversion or exercise contained therein) as of the trading day immediately preceding the date this registration statement was initially filed with the SEC]. Because the conversion price of the notes and the exercise price of the warrants may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

See “Plan of Distribution.”

Name of Selling Stockholder	Number of Shares of Common Stock Owned Prior to the Offering	Maximum Number of Shares of Common Stock to be Sold Pursuant to this Prospectus	Number of Shares of Common Stock Owned After the Offering

[Notes (1) . . .]

PLAN OF DISTRIBUTION

We are registering the shares of common stock issued upon [conversion of the notes and issuable on exercise of the warrants] to permit the resale of these shares of common stock by the holders of [the notes and warrants] [from time to time] after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock.

The selling stockholders may sell all or a portion of the shares of common stock held by them and offered hereby [from time to time] [directly or] through one or more underwriters, broker-dealers or agents. If the shares of common stock are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The shares of common stock may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions, pursuant to one or more of the following methods:

•	on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale;
•	in the over-the-counter market;
•	in transactions otherwise than on these exchanges or systems or in the over-the-counter market;
•	through the writing or settlement of options, whether such options are listed on an options exchange or otherwise;
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales made after the date the Registration Statement is declared effective by the SEC;
•	broker-dealers may agree with a selling security holder to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares of common stock under Rule 144 promulgated under the Securities Act of 1933, as amended, if available, rather than under this prospectus. In addition, the selling stockholders may transfer the shares of common stock by other means not described in this prospectus. If the selling stockholders effect such transactions by selling shares of common stock to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the shares of common stock for whom they may act as agent or to whom they may sell as principal (which discounts, concessions or commissions as to particular underwriters, broker-dealers or agents may be in excess of those customary in the types of transactions involved). In connection with sales of the shares of common stock or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the shares of common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge shares of common stock to broker-dealers that in turn may sell such shares.

The selling stockholders may pledge or grant a security interest in some or all of the [notes, warrants or] shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

To the extent required by the Securities Act and the rules and regulations thereunder, the selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed, which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or re-allowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.

There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and in each case together with the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any Person to engage in market-making activities with respect to the shares of common stock.

We will pay all expenses of the registration of the shares of common stock pursuant to the registration rights agreement, estimated to be $[     ] in total, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, however, a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act in accordance with the registration rights agreements or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related registration rights agreements or we may be entitled to contribution.

Once sold under the registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

EXHIBIT D

ESCROW AGREEMENT

ESCROW DEPOSIT AGREEMENT

This ESCROW DEPOSIT AGREEMENT (this “Agreement”) dated as of this ____ day of February 2016, by and among ATOMERA INCORPORATED, a Delaware corporation formerly known as Mears Technologies, Inc. (the “Company”), having an address at 750 University Avenue, Suite 280, Los Gatos, California 95032; NATIONAL SECURITIES CORPORATION, a Washington corporation, (the “Placement Agent”), having an address at having an address at 4551 Glencoe Avenue, Suite 150, Marina del Rey, California 90292, and SIGNATURE BANK (the “Escrow Agent”), a New York State chartered bank, having an office at 261 Madison Avenue, New York, NY 10016. All capitalized terms not herein defined shall have the meaning ascribed to them in that certain Confidential Private Placement Memorandum, dated February ___, 2016, as amended or supplemented from time-to-time, including all attachments, schedules and exhibits thereto (the “Memorandum”).

WITNESSETH

WHEREAS, pursuant to the terms of the Memorandum the Company desires to sell (the “Offering”) a minimum of $5,000,000 (the “Minimum Amount”) and a maximum of $6,000,000 (the “Maximum Amount”) of Senior Secured Convertible Notes (the “Notes”). Each Note is being sold for its face principal amount; and

WHEREAS, unless the Minimum Amount is sold by March 31, 2016 (the “Termination Date”), the Offering shall terminate and all funds shall be returned to the subscribers in the Offering; and

WHEREAS, the Company and Placement Agent desire to establish an escrow account with the Escrow Agent into which the Company and Placement Agent shall instruct subscribers introduced to the Company by Placement Agent (the “Subscribers”) to deposit checks and other instruments for the payment of money made payable to the order of “Signature Bank as Escrow Agent for Atomera Incorporated,” and Escrow Agent is willing to accept said checks and other instruments for the payment of money in accordance with the terms hereinafter set forth; and

WHEREAS, the Company, as issuer, and Placement Agent, as an introducing broker-dealer, represent and warrant to the Escrow Agent that they will comply with all of their respective obligations under applicable state and federal securities laws and regulations with respect to sale of the Offering; and

WHEREAS, the Company and Placement Agent represent and warrant to the Escrow Agent that they have not stated to any individual or entity that the Escrow Agent’s duties will include anything other than those duties stated in this Agreement; and

WHEREAS, the Company and Placement Agent warrant to the Escrow Agent that a copy of each document that has been delivered to Subscribers and third parties that include Escrow Agent’s name and duties, has been attached hereto as Schedule I.

NOW, THEREFORE, IT IS AGREED as follows:

1.            Delivery of Escrow Funds.

(a)          Placement Agent and the Company shall instruct Subscribers to deliver to Escrow Agent checks made payable to the order of “Signature Bank, as Escrow Agent for Atomera Incorporated,” or wire transfer to Signature Bank, 261 Madison Avenue, New York, New York 10016, ABA No. 026013576 for credit to Signature Bank, as Escrow Agent for Atomera Incorporated, Account No. ____________ in each case, with the name and address of the individual or entity making payment. In the event any Subscriber’s address is not provided to Escrow Agent by the Subscriber, then the Company agrees to promptly provide Escrow Agent with such information in writing. The checks or wire transfers shall be deposited into a non-interest-bearing account at Signature Bank entitled “Atomera Incorporated, Signature Bank, as Escrow Agent for” (the “Escrow Account”).

(b)          The collected funds deposited into the Escrow Account are referred to as the “Escrow Funds.”

(c)          The Escrow Agent shall have no duty or responsibility to enforce the collection or demand payment of any funds deposited into the Escrow Account. If, for any reason, any check deposited into the Escrow Account shall be returned unpaid to the Escrow Agent, the sole duty of the Escrow Agent shall be to return the check to the Subscriber and advise the Company and Placement Agent promptly thereof.

2.            Release of Escrow Funds. The Escrow Funds shall be paid by the Escrow Agent in accordance with the following:

(a)          In the event that the Company and Placement Agent advise the Escrow Agent in writing that the Offering has been terminated (the “Termination Notice”), the Escrow Agent shall promptly return the funds paid by each Subscriber to said Subscriber without interest or offset.

(b)          Provided that the Escrow Agent does not receive the Termination Notice in accordance with section 2(a) and there is the Minimum Amount deposited into the Escrow Account on or prior to the Termination Date, the Escrow Agent shall, upon receipt of written instructions, in the form of Exhibit A, attached hereto and made a part hereof, or in a form and substance satisfactory to the Escrow Agent, received from the Company and Placement Agent, pay the Escrow Funds in accordance with such written instructions, which instructions shall be limited to the payment of the Placement Agent’s fee and other offering expenses and the payment of the balance to the Company. Such payment or payments shall be made by wire transfer within one (1) Business Day of receipt of such written instructions, which must be received by the Escrow Agent no later than 3:00 PM Eastern Time on a Business Day for the Escrow Agent to process such instructions that Business Day.

(c)          If by 3:00 P.M. Eastern time on the Termination Date, the Escrow Agent has not received written instructions from the Company and Placement Agent regarding the disbursement of the Escrow Funds and the total amount of the Escrow Funds is less than the Minimum Amount, then the Escrow Agent shall promptly return the Escrow Funds to the Subscribers without interest or offset. The Escrow Funds returned to each Subscriber shall be free and clear of any and all claims of the Escrow Agent.

(d)          The Escrow Agent shall not be required to pay any uncollected funds or any funds that are not available for withdrawal.

(e)          If the Termination Date or any date that is a deadline under this Agreement for giving the Escrow Agent notice or instructions or for the Escrow Agent to take action is not a Business Day, then such date shall be the Business Day immediately preceding that date. A Business Day is any day other than a Saturday, Sunday or a Bank holiday.

3.            Acceptance by Escrow Agent. The Escrow Agent hereby accepts and agrees to perform its obligations hereunder, provided that:

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(a)          The Escrow Agent may act in reliance upon any signature believed by it to be genuine, and may assume that any person who has been designated by Placement Agent or the Company to give any written instructions, notice or receipt, or make any statements in connection with the provisions hereof has been duly authorized to do so. Escrow Agent shall have no duty to make inquiry as to the genuineness, accuracy or validity of any statements or instructions or any signatures on statements or instructions. The names and true signatures of each individual authorized to act singly on behalf of the Company and Placement Agent are stated in Schedule II, which is attached hereto and made a part hereof. The Company and Placement Agent may each remove or add one or more of its authorized signers stated on Schedule II by notifying the Escrow Agent of such change in accordance with this Agreement, which notice shall include the true signature for any new authorized signatories.

(b)          The Escrow Agent may act relative hereto in reliance upon advice of counsel in reference to any matter connected herewith. The Escrow Agent shall not be liable for any mistake of fact or error of judgment or law, or for any acts or omissions of any kind, unless caused by its willful misconduct or gross negligence.

(c)          The Placement Agent and the Company agree to indemnify and bold the Escrow Agent harmless from and against any and all claims, losses, costs, liabilities, damages, suits, demands, judgments or expenses (including but not limited to reasonable attorney’s fees) claimed against or incurred by Escrow Agent arising out of or related, directly or indirectly, to this Escrow Agreement unless caused by the Escrow Agent’s gross negligence or willful misconduct.

(d)          In the event that the Escrow Agent shall be uncertain as to its duties or rights hereunder, the Escrow Agent shall be entitled to (i) refrain from taking any action other than to keep safely the Escrow Funds until it shall be directed otherwise by a court of competent jurisdiction, or (ii) deliver the Escrow Funds to a court of competent jurisdiction.

(e) The Escrow Agent shall have no duty, responsibility or obligation to interpret or enforce the terms of any agreement other than Escrow Agent’s obligations hereunder, and the Escrow Agent shall not be required to make a request that any monies be delivered to the Escrow Account, it being agreed that the sole duties and responsibilities of the Escrow Agent shall be to the extent not prohibited by applicable law (i) to accept checks or other instruments for the payment of money and wire transfers delivered to the Escrow Agent for the Escrow Account and deposit said checks and wire transfers into the non-interest bearing Escrow Account, and (ii) to disburse or refrain from disbursing the Escrow Funds as stated above, provided that the checks received by the Escrow Agent have been collected and are available for withdrawal.

4.            Escrow Account Statements and Information. The Escrow Agent agrees to send to the Company and/or the Placement Agent a copy of the Escrow Account periodic statement, upon request in accordance with the Escrow Agent’s regular practices for providing account statements to its non-escrow clients and to also provide the Company and/or Placement Agent, or their designee, upon request other deposit account information, including Escrow Account balances, by telephone or by computer communication, to the extent practicable. The Company and Placement Agent agree to complete and sign all forms or agreements required by the Escrow Agent for that purpose. The Company and Placement Agent each consent to the Escrow Agent’s release of such Escrow Account information to any of the individuals designated by Company or Placement Agent, which designation has been signed in accordance with section 3(a) by any of the persons in Schedule II. Further, the Company and Placement Agent have an option to receive e-mail notification of incoming and outgoing wire transfers. If this e-mail notification service is requested and subsequently approved by the Escrow Agent, the Company and/or Placement Agent agrees to provide a valid e-mail address and other information necessary to set-up this service and sign all forms and agreements required for such service. The Company and Placement Agent each consent to the Escrow Agent’s release of wire transfer information to the designated e-mail address(es). The Escrow Agent’s liability for failure to comply with this section shall not exceed the cost of providing such information.

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5.            Resignation and Termination of the Escrow Agent. The Escrow Agent may resign at any time by giving thirty (30) days’ prior written notice of such resignation to Placement Agent and the Company. Upon providing such notice, the Escrow Agent shall have no further obligation hereunder except to hold as depositary the Escrow Funds that it receives until the end of such thirty (30)-day period. In such event, the Escrow Agent shall not take any action, other than receiving and depositing Subscribers checks and wire transfers in accordance with this Agreement, until the Company has designated a banking corporation, trust company, attorney or other person as successor. Upon receipt of such written designation signed by Placement Agent and the Company, the Escrow Agent shall promptly deliver the Escrow Funds to such successor and shall thereafter have no further obligations hereunder. If such instructions are not received within 30 days following the effective date of such resignation, then the Escrow Agent may deposit the Escrow Funds held by it pursuant to this Agreement with a clerk of a court of competent jurisdiction pending the appointment of a successor. In either case provided for in this section, the Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds.

6.            Termination. The Company and Placement Agent may terminate the appointment of the Escrow Agent hereunder upon written notice specifying the date upon which such termination shall take effect, which date shall be at least 30 days from the date of such notice. In the event of such termination, the Company and Placement Agent shall, within 30 days of such notice, appoint a successor escrow agent and the Escrow Agent shall, upon receipt of written instructions signed by the Company and Placement Agent, turn over to such successor escrow agent all of the Escrow Funds; provided, however, that if the Company and Placement Agent fail to appoint a successor escrow agent within such 30-day period, such termination notice shall be null and void and the Escrow Agent shall continue to be bound by all of the provisions hereof. Upon receipt of the Escrow Funds, the successor escrow agent shall become the escrow agent hereunder and shall be bound by all of the provisions hereof and Escrow Agent shall be relieved of all further obligations and released from all liability thereafter arising with respect to the Escrow Funds and under this Agreement.

7.            Investment. All funds received by the Escrow Agent shall be held only in non-interest bearing bank accounts at Escrow Agent.

8.            Compensation. The Escrow Agent shall be entitled, for the duties to be performed by it hereunder, to a fee of $4,000.00, which fee shall be paid by the Company upon the signing of this Agreement. In addition, the Company shall be obligated to reimburse Escrow Agent for all fees, costs and expenses incurred or that become due in connection with this Agreement or the Escrow Account, including reasonable attorney’s fees. Neither the modification, cancellation, termination or rescission of this Agreement nor the resignation or termination of the Escrow Agent shall affect the right of Escrow Agent to retain the amount of any fee which has been paid, or to be reimbursed or paid any amount which has been incurred or becomes due, prior to the effective date of any such modification, cancellation, termination, resignation or rescission. To the extent the Escrow Agent has incurred any such expenses, or any such fee becomes due, prior to any closing, the Escrow Agent shall advise the Company and the Company shall direct all such amounts to be paid directly at any such closing.

9.            Notices. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if sent by hand-delivery, by facsimile (followed by first-class mail), by nationally recognized overnight courier service or by prepaid registered or certified mail, return receipt requested, to the addresses set forth below:

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If to Placement Agent:

National Securities Corporation

4551 Glencoe Avenue, Suite 150

Marina del Rey, CA 90292

Attention: Daniel Landry

If to the Company:

Atomera Incorporated

750 University Avenue, Suite 280

Los Gatos, CA 95032

Attention: Francis Laurencio

Email: flaurencio@atomera.com

If to Escrow Agent:

Signature Bank

261 Madison Avenue

New York, NY 10016

Attention: Cliff Broder, Group Director & SVP

Fax: (646) 822-1359

10.          General.

(a)          This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to agreements made and to be entirely performed within such State, without regard to choice of law principles and any action brought hereunder shall be brought in the courts of the State of New York, located in the County of New York. Each party hereto irrevocably waives any objection on the grounds of venue, forum nonconveniens or any similar grounds and irrevocably consents to service of process by mail or in any manner permitted by applicable law and consents to the jurisdiction of said courts. Each of the parties hereto hereby waives all right to trial by jury in any action, proceeding or counterclaim arising out of the transactions contemplated by this Agreement.

(b)          This Agreement sets forth the entire agreement and understanding of the parties with respect to the matters contained herein and supersedes all prior agreements, arrangements and understandings relating thereto.

(c)          All of the terms and conditions of this Agreement shall be binding upon, and inure to the benefit of and be enforceable by, the parties hereto, as well as their respective successors and assigns.

(d)          This Agreement may be amended, modified, superseded or canceled, and any of the terms or conditions hereof may be waived, only by a written instrument executed by each party hereto or, in the case of a waiver, by the party waiving compliance. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect its right at a later time to enforce the same. No waiver of any party of any condition, or of the breach of any term contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term of this Agreement. No party may assign any rights, duties or obligations hereunder unless all other parties have given their prior written consent.

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(e)          If any provision included in this Agreement proves to be invalid or unenforceable, it shall not affect the validity of the remaining provisions.

(f)          This Agreement and any modification or amendment of this Agreement may be executed in several counterparts or by separate instruments and all of such counterparts and instruments shall constitute one agreement, binding on all of the parties hereto.

11.          Form of Signature. The parties hereto agree to accept a facsimile transmission copy of their respective actual signatures as evidence of their actual signatures to this Agreement and any modification or amendment of this Agreement; provided, however, that each party who produces a facsimile signature agrees, by the express terms hereof, to place, promptly after transmission of his or her signature by fax, a true and correct original copy of his or her signature in overnight mail to the address of the other party.

12.          No Third-Party Beneficiaries. This Agreement is solely for the benefit of the parties and their respective successors and permitted assigns, and no other person has any right, benefit, priority or interest under or because of the existence of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first set forth above.

NATIONAL SECURITIES CORPORATION		ATOMERA INCORPORATED

By:		By:
	Name:		Francis Laurencio
	Title:		Chief Financial Officer

SIGNATURE BANK

By:
Name:
Title:

By:
Name:
Title:

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Schedule I

OFFERING DOCUMENTS

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Schedule II

The Escrow Agent is authorized to accept instructions signed or believed by the Escrow Agent to be signed by any one of the following on behalf of the Company and Placement Agent.

ATOMERA INCORPORATED

Name	True Signature

Scott Bibaud

Francis Laurencio

NATIONAL SECURITIES CORPORATION

Name	True Signature

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Exhibit A

FORM OF ESCROW RELEASE NOTICE

Date:

Signature Bank

261 Madison Avenue

New York, NY 10016

Attn: Cliff Broder, Group Director & SVP

Dear Mr. Broder:

In accordance with the terms of section 2(b) of an Escrow Deposit Agreement dated as of February ___, 2016 (the “Escrow Agreement”), by and between Atomera Incorporated (the “Company”), Signature Bank (the “Escrow Agent”) and National Securities Corporation (the “Placement Agent”), the Company and Placement Agent hereby notify the Escrow Agent that the Company’s Senior Secured Convertible Note closing will be held on _________ ___, 2016 for gross proceeds of $___________.

PLEASE DISTRIBUTE FUNDS BY WIRE TRANSFER AS FOLLOWS (wire instructions attached):

Atomera Incorporated	$___________________

National Securities Corporation	$___________________

Very truly yours,

Atomera Incorporated

By:
Francis Laurencio
Chief Financial Officer

National Securities Corporation

By:
Name:
Title:

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EXHIBIT E

Security AGREEMENT

AMENDED AND RESTATED SECURITY AGREEMENT

This AMENDED AND RESTATED SECURITY AGREEMENT (this “Agreement”), dated as of April 1, 2016, is made by and among Atomera Incorporated, a Delaware corporation (the “Grantor”), Robert Clifford, as the Collateral Agent, and the secured parties listed on Schedule A annexed hereto (collectively, the “Secured Parties” and each, individually, a “Secured Party”).

RECITALS

WHEREAS, pursuant to that certain securities purchase agreement, dated March 17, 2015 (as amended, restated, supplemented, or otherwise modified from time to time, including all schedules and exhibits thereto, collectively the “2015 Purchase Agreement”), by and among the Grantor (f/k/a Mears Technologies, Inc.) and the investors listed on the Schedule of Buyers attached thereto (the “Existing Noteholders”), the Grantor has sold, and each of the Existing Noteholders have purchased, severally and not jointly, certain senior secured convertible notes in the aggregate original principal amount of up to $14,750,000 (the “2015 Offering Notes”); and

WHEREAS, in respect of the 2015 Offering Notes, the Grantor has, pursuant to this security agreement, originally dated March 17, 2015 (the “2015 Security Agreement”), by and among Grantor and the Existing Noteholders, granted a continuing security interest in and to the Collateral (as defined in the 2015 Security Agreement) in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined in the 2015 Security Agreement); and

WHEREAS, pursuant to that certain securities purchase agreement, dated even date herewith (as may be amended, restated, supplemented, or otherwise modified from time to time, including all schedules and exhibits thereto, collectively, the “2016 Purchase Agreement”), by and among the Grantor and the investors listed on the Schedule of Buyers attached thereto (the “New Noteholders”), the Grantor has agreed to sell, and each of the New Noteholders have agreed to purchase, severally and not jointly, certain senior secured convertible notes in the aggregate original principal amount of up to $6,000,000 (the “2016 Offering Notes”); and

WHEREAS, in order to induce the New Noteholders to purchase, severally and not jointly, the 2016 Offering Notes as provided for in the 2016 Purchase Agreement, the Grantor has agreed to grant a continuing security interest in and to the Collateral (as defined below) in order to secure the prompt and complete payment, observance and performance of the Secured Obligations (as defined below); and

WHEREAS, a majority of the Existing Noteholders have consented to allow the 2016 Offering Notes to be, in all respects, pari passu with the 2015 Offering Notes in respect of this Agreement, and the Collateral Agent now wishes to amend and restate the 2015 Security Agreement to allow each New Noteholder to become a party hereto. Accordingly, for purposes of this Agreement, the term “Secured Parties” shall mean both the Existing Noteholders and the New Noteholders.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the recitals made above and other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.          Defined Terms. All capitalized terms used herein (including in the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Notes. Any terms used in this Agreement that are defined in the Code shall be construed and defined as set forth in the Code unless otherwise defined herein or in the Notes; provided, however, if the Code is used to define any term used herein and if such term is defined differently in different Articles of the Code, the definition of such term contained in Article 9 of the Code shall govern. In addition to those terms defined elsewhere in this Agreement, as used in this Agreement, the following terms shall have the following meanings:

(a)          “Account” means an account (as that term is defined in the Code).

(b)          “Account Debtor” means an account debtor (as that term is defined in the Code).

(c)          “Bankruptcy Code” means title 11 of the United States Code, as in effect from time to time.

(d)          “Books” means books and records (including, without limitation, the Grantor’s Records) indicating, summarizing, or evidencing the Grantor’s assets (including the Collateral) or liabilities, the Grantor’s Records relating to its business operations (including, without limitation, stock ledgers) or financial condition, and the Grantor’s goods or General Intangibles related to such information.

(e)          “Chattel Paper” means chattel paper (as that term is defined in the Code) and includes tangible chattel paper and electronic chattel paper.

(f)          “Code” means the New York Uniform Commercial Code, as in effect from time to time; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection, priority, or remedies with respect to any Secured Party’s Lien on any Collateral is governed by the Uniform Commercial Code as enacted and in effect in a jurisdiction other than the State of New York, the term “Code” shall mean the Uniform Commercial Code as enacted and in effect in such other jurisdiction solely for purposes of the provisions thereof relating to such attachment, perfection, priority, or remedies.

(g)          “Collateral” has the meaning specified therefor in Section 2.

(h)          “Commercial Tort Claims” means commercial tort claims (as that term is defined in the Code), and includes those commercial tort claims listed on Schedule 1 attached hereto.

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(i)          “Control Agreement” means a control agreement, in form and substance reasonably satisfactory to the Collateral Agent, executed and delivered by Grantor, the Collateral Agent (on behalf of all Secured Parties), and the applicable securities intermediary (with respect to a Securities Account) or bank (with respect to a Deposit Account), as may be amended, restated, supplemented, or otherwise modified from time to time.

(j)          “Copyrights” means all copyrights and copyright registrations, and also includes (i) all reissues, continuations, extensions or renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of Grantor’s rights corresponding thereto throughout the world.

(k)          “Deposit Account” means a deposit account (as that term is defined in the Code).

(l)          “Equipment” means all equipment (as that term is defined in the Code) in all of its forms of the Grantor, wherever located, and including, without limitation, all machinery, apparatus, installation facilities and other tangible personal property, and all parts thereof and all accessions, additions, attachments, improvements, substitutions, replacements and proceeds thereto and therefor.

(m)          “Event of Default” has the meaning specified therefor in the Notes.

(n)          “Foreign Subsidiary” means any Person in which the Company, directly or indirectly, owns the majority of the outstanding Stock and that is a “controlled foreign corporation” under Section 957 of the Internal Revenue Code of 1986.

(o)          “GAAP” means United States generally accepted accounting principles, consistently applied.

(p)          “General Intangibles” means general intangibles (as that term is defined in the Code) and, in any event, includes payment intangibles, contract rights, rights to payment, rights arising under common law, statutes, or regulations, choses or things in action, goodwill, programming materials, purchase orders, customer lists, monies due or recoverable from pension funds, route lists, rights to payment under any royalty or licensing agreements (including Intellectual Property Licenses), infringement claims, commercial computer programs, information contained on computer disks or tapes, software, literature, reports, catalogs, pension plan refunds, pension plan refund claims, insurance premium rebates, tax refunds, and tax refund claims, interests in a partnership or limited liability company which do not constitute a security under Article 8 of the Code, and any other personal property other than Commercial Tort Claims, money, Accounts, Chattel Paper, Deposit Accounts, goods, Investment Related Property, Negotiable Collateral, and oil, gas, or other minerals before extraction.

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(q)          “Governmental Authority” means any domestic or foreign federal, state, local, or other governmental or administrative body, instrumentality, board, department, or agency or any court, tribunal, administrative hearing body, arbitration panel, commission, or other similar dispute-resolving panel or body.

(r)          “Insolvency Proceeding” means any proceeding commenced by or against any Person under any provision of the Bankruptcy Code or under any other state or federal bankruptcy or insolvency law or any equivalent laws in any other jurisdiction, assignments for the benefit of creditors, formal or informal moratoria, compositions, extensions generally with creditors, or proceedings seeking reorganization, arrangement, or other similar relief.

(s)          “Intellectual Property” means Patents, Copyrights, Trademarks, the goodwill associated with such Trademarks, trade secrets and customer lists, and Intellectual Property Licenses.

(t)          “Intellectual Property Licenses” means rights under or interests in any patent, trademark, copyright or other intellectual property, including software license agreements with any other party, whether the Grantor is a licensee or licensor under any such license agreement, as may be amended, restated, supplemented, or otherwise modified from time to time.

(u)          “Inventory” means all inventory (as that term is defined in the Code) in all of its forms of the Grantor, wherever located, including, without limitation, (i) all goods in which the Grantor has an interest in mass or a joint or other interest or right of any kind (including goods in which the Grantor has an interest or right as consignee), and (ii) all goods which are returned to or repossessed by the Grantor, and all accessions thereto, products thereof and documents therefor.

(v)         “Investment Related Property” means (i) investment property (as that term is defined in the Code), and (ii) all of the following (regardless of whether classified as investment property under the Code): all Pledged Interests, Pledged Operating Agreements, and Pledged Partnership Agreements.

(w)          “Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge on property of any kind.

(x)          “Negotiable Collateral” means letters of credit, letter-of-credit rights, instruments, promissory notes, drafts, and documents.

(y)          “New Subsidiary” has the meaning specified therefor in the Notes.

(z)          “Notes” means collectively the 2015 Offering Notes and the 2016 Offering Notes.

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 (aa)         “Patents” means all patents and patent applications, and also includes (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, and (iv) all of Grantor’s rights corresponding thereto throughout the world.

(bb)          “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent or that is being contested in good faith for which adequate reserves have been established in accordance with GAAP, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that is being contested in good faith by appropriate proceedings, (iv) Liens on Equipment having a fair market value of not more than $250,000 in the aggregate, but only if the lien constitutes a purchase money security interest incurred in connection with the purchase of such Equipment, (v) Liens securing the Company’s obligations under the Transaction Documents, and (vi) Liens granted to the Secured Parties pursuant to the terms of this Agreement.

(cc)         “Permitted Transfers” means (i) sales of Inventory in the ordinary course of business, (ii) non-exclusive licenses in the ordinary course of business for the use of Intellectual Property (A) to manufacturers, distributors, OEMs, strategic partners and value added re-sellers in connection with the manufacture and distribution of Grantor’s products, (B) in connection with the embedding of Intellectual Property in the products of others, and (C) to end users; provided no such license could result in a legal transfer of title of the licensed Intellectual Property, or (iii) dispositions of worn-out, obsolete or surplus Equipment at fair market value in the ordinary course of business.

(dd)          “Person” has the meaning specified therefor in the Securities Purchase Agreement.

(ee)         “Pledged Companies” means each Person all or a portion of whose Stock is acquired or otherwise owned by the Grantor after the date hereof.

(ff)         “Pledged Interests” means all of Grantor’s right, title and interest in and to all of the Stock now or hereafter owned by Grantor, regardless of class or designation, including all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, also including any certificates representing the Stock, the right to receive any certificates representing any of the Stock, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof, and the right to receive dividends, distributions of income, profits, surplus, or other compensation by way of income or liquidating distributions, in cash or in kind, and cash, instruments, and other property from time to time received, receivable, or otherwise distributed in respect of or in addition to, in substitution of, on account of, or in exchange for any or all of the foregoing. Pledged Interests categorically excludes any authorized but unissued Stock of the Company which is not being pledged under this Agreement.

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(gg)         “Pledged Operating Agreements” means all of Grantor’s rights, powers, and remedies under the limited liability company operating agreements of each of the Pledged Companies that are limited liability companies, as may be amended, restated, supplemented, or otherwise modified from time to time.

(hh)         “Pledged Partnership Agreements” means all of Grantor’s rights, powers, and remedies under the partnership agreements of each of the Pledged Companies that are partnerships, as may be amended, restated, supplemented, or otherwise modified from time to time.

(ii)         “Proceeds” has the meaning specified therefor in Section 2.

(jj)         “Real Property” means any estates or interests in real property now owned or hereafter acquired by Grantor and the improvements thereto.

(kk)         “Records” means information that is inscribed on a tangible medium or which is stored in an electronic or other medium and is retrievable in perceivable form.

(ll)         “Registration Rights Agreement” means that certain amended and restated registration rights agreement, dated as of the date hereof, by and among the Grantor and the Secured Parties, as may be amended from time to time.

(mm)         “Secured Obligations” mean all of the present and future payment and performance obligations of the Grantor arising under this Agreement, the Notes and the other Transaction Documents, including, without duplication, reasonable attorneys’ fees and expenses and any interest, fees, or expenses that accrue after the filing of an Insolvency Proceeding, regardless of whether allowed or allowable in whole or in part as a claim in any Insolvency Proceeding.

(nn)         “Securities Account” means a securities account (as that term is defined in the Code).

(oo)         “Securities Purchase Agreement” means collectively the 2015 Purchase Agreement and the 2016 Purchase Agreement.

(pp)         “Security Documents” means, collectively, this Agreement, each Control Agreement and each other security agreement, pledge agreement, assignment, mortgage, security deed, deed of trust, and other agreement or document executed and delivered by the Grantor as security for any of the Secured Obligations, as may be amended, restated, supplemented, or otherwise modified from time to time.

(qq)         “Security Interest” and “Security Interests” have the meanings specified therefor in Section 2.

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(rr)         “Stock” means all shares, options, warrants, interests (including, without limitation, membership and partnership interests), participations, or other equivalents (regardless of how designated) of or in a Person, whether voting or nonvoting, including common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the United States Securities and Exchange Commission and any successor thereto under the Securities Exchange Act of 1934, as in effect from time to time).

(ss)         “Supporting Obligations” means supporting obligations (as such term is defined in the Code).

(tt)         “Trademarks” means all trademarks, trade names, trademark applications, service marks, service mark applications, and also includes (i) all renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due or payable under and with respect thereto, including payments under all licenses entered into in connection therewith and damages and payments for past or future infringements or dilutions thereof, (iii) the right to sue for past, present and future infringements and dilutions thereof, (iv) the goodwill of Grantor’s business symbolized by the foregoing or connected therewith, and (v) all of Grantor’s rights corresponding thereto throughout the world.

(uu)         “Transaction Documents” mean, collectively, the Securities Purchase Agreement, the Notes, the Security Documents, the Registration Rights Agreement and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the consummation of the transactions contemplated hereby and thereby, as may be amended from time to time.

(vv)         “URL” means “uniform resource locator,” an internet web address.

2.          Grant of Security. The Grantor hereby unconditionally grants, assigns, and pledges to the Collateral Agent a continuing security interest (each, a “Security Interest” and, collectively, the “Security Interests”) in all personal property assets of the Grantor whether now owned or hereafter acquired or arising and wherever located (collectively, the “Collateral”), including, without limitation, the Grantor’s right, title, and interest in and to the following, whether now owned or hereafter acquired or arising and wherever located:

(a)          all of the Grantor’s Accounts;

(b)          all of the Grantor’s Books;

(c)          all of the Grantor’s Chattel Paper;

(d)          all of the Grantor’s Deposit Accounts;

(e)          all of the Grantor’s Equipment and fixtures;

(f)          all of the Grantor’s General Intangibles;

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(g)          all of the Grantor’s Intellectual Property;

(h)          all of the Grantor’s Inventory;

(i)          all of the Grantor’s Investment Related Property;

(j)          all of the Grantor’s Negotiable Collateral;

(k)          all of the Grantor’s rights in respect of Supporting Obligations;

(l)          all of the Grantor’s Commercial Tort Claims;

(m)          all of the Grantor’s money, cash, cash equivalents, or other assets of the Grantor that now or hereafter come into the possession, custody, or control of any Secured Party; and

all of the proceeds and products, whether tangible or intangible, of any of the foregoing, including proceeds of insurance or Commercial Tort Claims covering or relating to any or all of the foregoing, and any and all Accounts, Books, Chattel Paper, Deposit Accounts, Equipment, General Intangibles, Intellectual Property, Inventory, Investment Related Property, Negotiable Collateral, Supporting Obligations, money, or other tangible or intangible property resulting from the sale, lease, license, exchange, collection, or other disposition of any of the foregoing, the proceeds of any award in condemnation with respect to any of the foregoing, any rebates or refunds, whether for taxes or otherwise, and all proceeds of any such proceeds, or any portion thereof or interest therein, and the proceeds thereof, and all proceeds of any loss of, damage to, or destruction of the above, whether insured or not insured, and, to the extent not otherwise included, any indemnity, warranty, or guaranty payable by reason of loss or damage to, or otherwise with respect to any of the foregoing (the “Proceeds”). Without limiting the generality of the foregoing, the term “Proceeds” includes whatever is receivable or received when Investment Related Property or proceeds are sold, exchanged, collected, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes proceeds of any indemnity or guaranty payable to the Grantor or any Secured Party from time to time with respect to any of the Investment Related Property. Notwithstanding the foregoing, the Collateral shall not include (i) the Stock of any first-tier Foreign Subsidiary in excess of 65% of the aggregate outstanding voting Stock of such first-tier Foreign Subsidiary or (ii) any Stock of any Foreign Subsidiary that is not a first-tier Foreign Subsidiary.

3.          Security for Obligations. This Agreement and the Security Interests created hereby secure the payment and performance of the Secured Obligations, whether now existing or arising hereafter.

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4.          Grantor Remains Liable. Anything herein to the contrary notwithstanding, (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral, including the Pledged Operating Agreements and the Pledged Partnership Agreements, to perform all of the duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Parties, or any of them, of any of the rights hereunder shall not release the Grantor from any of its duties or obligations under such contracts and agreements included in the Collateral, and (c) no Secured Party shall have any obligation or liability under such contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder. Until an Event of Default shall occur and be continuing, except as otherwise provided in this Agreement or any other Transaction Document, the Grantor shall have the right to possession and enjoyment of the Collateral for the purpose of conducting the ordinary course of its businesses, subject to and upon the terms hereof and the other Transaction Documents. Without limiting the generality of the foregoing, it is the intention of the parties hereto that record and beneficial ownership of the Pledged Interests, including all voting, consensual, and dividend rights, shall remain in the Grantor until the occurrence of an Event of Default and until the Collateral Agent (on behalf of all Secured Parties) shall notify the Grantor of its exercise of voting, consensual, or dividend rights with respect to the Pledged Interests pursuant to Section 15 hereof.

5.          Representations and Warranties. The Grantor hereby represents and warrants as follows:

(a)          The exact legal name of the Grantor is set forth in the preamble this Agreement.

(b)          Schedule 2 attached hereto sets forth (i) all Real Property owned or leased by the Grantor, together with all other locations of Collateral, as of the date hereof, and (ii) the chief executive office of the Grantor as of the date hereof.

(c)          This Agreement creates a valid security interest in all of the Collateral of the Grantor, to the extent a security interest therein can be created under the Code, securing the payment of the Secured Obligations. Except to the extent a security interest in the Collateral cannot be perfected by the filing of a financing statement under the Code, all filings and other actions necessary or reasonably desirable to perfect and protect such security interest have been duly taken or will have been taken upon the filing of financing statements listing the Grantor, as a debtor, and Secured Parties, as secured parties, in the jurisdictions listed on Schedule 3 attached hereto. Upon the making of such filings, the Secured Parties shall each have a first priority perfected security interest in all of the Collateral of the Grantor to the extent such security interest can be perfected by the filing of a financing statement (subject to Permitted Liens). Subject to Section 6(c), all action by the Grantor necessary to perfect and reasonably necessary to protect such security interest on each item of Collateral has been duly taken.

(d)          Except for the Security Interests created hereby, no Collateral is subject to any Lien as of the date hereof, except for Permitted Liens.

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(e)          No consent, approval, authorization, or other order or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required (i) for the grant of a Security Interest by the Grantor in and to the Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Grantor, or (ii) for the exercise by any Secured Party of the voting or other rights provided in this Agreement with respect to Investment Related Property pledged hereunder or the remedies in respect of the Collateral pursuant to this Agreement, except as may be required in connection with such disposition of Investment Related Property by laws affecting the offering and sale of securities generally.

(f)          Schedule 4 contains a complete and accurate list of all of the Grantor’s Deposit Accounts and Securities Accounts, including, without limitation, with respect to each bank or securities intermediary (a) the name and address of such Person and (b) the account numbers of such accounts maintained with such Person.

6.          Covenants. The Grantor covenants and agrees with each Secured Party that from and after the date of this Agreement and until the date of termination of this Agreement in accordance with Section 24 hereof:

(a)          Possession of Collateral. In the event that any Collateral, including proceeds, is evidenced by or consists of Negotiable Collateral, Investment Related Property, or Chattel Paper with a value in excess of $100,000 in the aggregate, and if and to the extent that perfection or priority of Secured Parties’ respective Security Interests is dependent on or enhanced by possession, the Grantor, immediately upon the request of the Collateral Agent (on behalf of all Secured Parties), shall execute such other documents and instruments as shall be reasonably requested by the Collateral Agent or, if applicable, endorse and deliver physical possession of such Negotiable Collateral, Investment Related Property, or Chattel Paper to the Collateral Agent (on behalf of all Secured Parties), together with such undated powers endorsed in blank as shall be requested by the Collateral Agent.

(b)          Chattel Paper.

(i)          The Grantor shall take all steps reasonably necessary to grant the Collateral Agent (on behalf of all Secured Parties) control of all Chattel Paper in accordance with the Code and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Purchase Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction; and

(ii)         If the Grantor retains possession of any Chattel Paper or instruments (which retention of possession shall be subject to the extent permitted hereby), promptly upon the request of the Collateral Agent (on behalf of all Secured Parties), such Chattel Paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interests of [names of Secured Parties].”

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(c)          Control Agreements. The Grantor shall not establish or maintain any Deposit Account or Securities Account (or any other similar account) other than a payroll account unless (i) the Grantor shall have provided each Secured Party with ten (10) days’ advance written notice of each such account and (ii) if an Event of Default has occurred and is then continuing, the Collateral Agent on behalf of the Secured Parties shall have received a Control Agreement in respect of such account concurrently with the opening thereof. From and after the occurrence and during the continuance of any Event of Default, the Grantor shall ensure that all of its Account Debtors forward payment of the amounts owed by them directly to a Deposit Account that is subject to a Control Agreement and deposit or cause to be deposited promptly, and in any event no later than the first (1st) Business Day after the date of receipt thereof, all of their collections (including those sent directly by their Account Debtors to the Grantor) into a Deposit Account subject to a Control Agreement. Upon the request of the Collateral Agent (on behalf of all Secured Parties) from and after the occurrence and during the continuance of any Event of Default, the Grantor shall promptly (but in no event later than ten (10) Business Days after such request therefor) cause each of its Deposit Accounts and Securities Accounts to be subject to a Control Agreement in favor of the Collateral Agent on behalf of the Secured Parties.

(d)          Letter-of-Credit Rights. In the event that the Grantor is or becomes the beneficiary of one or more letters of credit with a face amount of greater than $25,000 individually or $100,000 in the aggregate, the Grantor shall promptly (and in any event within five (5) Business Days after becoming a beneficiary) notify the Secured Parties thereof and, upon the request by the Collateral Agent (on behalf of all Secured Parties), use commercially reasonable efforts to enter into an agreement with the Collateral Agent (on behalf of all Secured Parties) and the issuing or confirming bank with respect to letter-of-credit rights assigning such letter-of-credit rights to the Collateral Agent (on behalf of all Secured Parties) and directing all payments thereunder to the Collateral Agent (on behalf of all Secured Parties) during the continuance of an Event of Default following notice from the Collateral Agent, all in form and substance satisfactory to the Collateral Agent (on behalf of all Secured Parties).

(e)          Commercial Tort Claims. The Grantor shall promptly (and in any event within five (5) Business Days of receipt thereof) notify the Secured Parties in writing upon incurring or otherwise obtaining a Commercial Tort Claim after the date hereof and, upon request of the Collateral Agent (on behalf of all Secured Parties), promptly amend Schedule 1 to this Agreement to describe such after-acquired Commercial Tort Claim in a manner that reasonably identifies such Commercial Tort Claim, and hereby authorizes the filing of additional financing statements or amendments to existing financing statements describing such Commercial Tort Claims, and agrees to do such other acts or things deemed reasonably necessary or desirable by the Collateral Agent (on behalf of all Secured Parties) to give the Collateral Agent on behalf of the Secured Parties a first priority, perfected security interest (subject to Permitted Liens) in any such Commercial Tort Claim.

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(f)          Government Contracts. If any Account or Chattel Paper arises out of a contract or contracts with the United States of America or any department, agency, or instrumentality thereof, the Grantor shall promptly (and in any event within five (5) Business Days of the creation thereof) notify the Secured Parties thereof in writing and use commercially reasonable efforts to execute any instruments or take any steps reasonably required by the Collateral Agent (on behalf of all Secured Parties) in order that all moneys due or to become due under such contract or contracts shall be assigned to the Collateral Agent (on behalf of all Secured Parties) during the continuance of an Event of Default following notice from the Collateral Agent, and shall provide written notice thereof and use commercially reasonable efforts to take all other appropriate actions under the Assignment of Claims Act or other applicable law to provide the Collateral Agent on behalf of all Secured Parties a first-priority perfected security interest (subject to Permitted Liens) in such contract.

(g)          Investment Related Property.

(i)          If the Grantor shall receive or become entitled to receive any Pledged Interests after the date hereof, it shall promptly (and in any event within five (5) Business Days of receipt thereof) identify such Pledged Interests in a written notice to the Secured Parties;

(ii)         Upon the request of the Collateral Agent during the continuance of an Event of Default, all sums of money and property paid or distributed in respect of the Investment Related Property pledged hereunder which are received by the Grantor shall be held by the Grantor in trust for the benefit of the Secured Parties segregated from the Grantor’s other property, and the Grantor shall deliver it promptly to the Collateral Agent (on behalf of all Secured Parties) in the exact form received;

(iii)        The Grantor shall promptly deliver to the Secured Parties a copy of each material notice or other written communication received by it in respect of any Pledged Interests;

(iv)        The Grantor shall not make or consent to any material amendment or other modification or waiver with respect to any Pledged Interests, Pledged Operating Agreement, or Pledged Partnership Agreement or enter into any agreement or permit to exist any restriction with respect to any Pledged Interests, in each case, that could reasonably be expected to materially adversely affect the Collateral Agent or the Secured Parties;

(v)         The Grantor agrees that it will cooperate with the Secured Parties in obtaining all necessary approvals and making all necessary filings under federal and state law, and, upon the request of the Collateral Agent during the continuance of an Event of Default, under foreign law, in connection with the Security Interests on the Investment Related Property pledged hereunder or any sale or transfer thereof; and

(vi)        As to all limited liability company or partnership interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, the Grantor hereby represents, warrants and covenants that the Pledged Interests issued pursuant to such agreement (A) shall not be dealt in or traded on securities exchanges or in securities markets, (B) will not constitute investment company securities, and (C) will not be held by the Grantor in a securities account. In addition, none of the Pledged Operating Agreements, the Pledged Partnership Agreements, or any other agreements governing any of the Pledged Interests issued under any Pledged Operating Agreement or Pledged Partnership Agreement, shall provide that such Pledged Interests are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

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(h)          Transfers and Other Liens. The Grantor shall not (i) sell, lease, license, assign (by operation of law or otherwise), transfer or otherwise dispose of, or grant any option with respect to, any of the Collateral, except for Permitted Transfers or as expressly permitted by this Agreement and the other Transaction Documents, or (ii) except for Permitted Liens, create or permit to exist any Lien upon or with respect to any of the Collateral without the consent of the Collateral Agent. The inclusion of Proceeds in the Collateral shall not be deemed to constitute consent by any Secured Party to any sale or other disposition of any of the Collateral except as expressly permitted in this Agreement or the other Transaction Documents. Notwithstanding anything contained in this Agreement to the contrary, Permitted Liens (other than Permitted Liens granted to the Secured Parties) shall not be permitted with respect to any Pledged Interests.

(i)          Preservation of Existence.  The Grantor shall maintain and preserve its existence, rights and privileges, and become or remain duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary, except where failure to be so qualified could not reasonably be expected to have a Material Adverse Effect (as defined in the Securities Purchase Agreement).

(j)          Maintenance of Properties. The Grantor shall maintain and preserve all of its properties which are reasonably necessary in the proper conduct of its business in good working order and condition, ordinary wear and tear excepted.

(k)          Maintenance of Insurance. The Grantor shall maintain insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, property, hazard, rent and business interruption insurance) with respect to all of its assets and properties (including, without limitation, all real properties leased or owned by it and any and all Inventory and Equipment) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated, in each case, reasonably acceptable to the Collateral Agent (on behalf of all Secured Parties).

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(l)          Other Actions as to Any and All Collateral. The Grantor shall promptly (and in any event within five (5) Business Days of acquiring or obtaining such Collateral) notify the Secured Parties in writing upon (i) acquiring or otherwise obtaining any Collateral after the date hereof consisting of Investment Related Property, Chattel Paper (electronic, tangible or otherwise), documents (as defined in Article 9 of the Code), promissory notes (as defined in the Code) or instruments (as defined in the Code) collectively having an aggregate value in excess of $100,000 or (ii) any amount payable under or in connection with any of the Collateral being or becoming evidenced after the date hereof by any Chattel Paper, documents, promissory notes, or instruments and, in each such case upon the request of the Collateral Agent (on behalf of all Secured Parties), promptly execute such other documents, or if applicable, deliver such Chattel Paper, other documents or certificates evidencing any Investment Related Property and do such other acts or things deemed reasonably necessary or desirable by the Collateral Agent (on behalf of all Secured Parties) to protect the Secured Parties’ respective Security Interests therein.

7.          Relation to Other Transaction Documents. In the event of any conflict between any provision in this Agreement and any provision in the Securities Purchase Agreement or the Notes, such provision of the Securities Purchase Agreement or the Notes shall control, except to the extent the applicable provision in this Agreement is more restrictive with respect to the rights of the Grantor or imposes more burdensome or additional obligations on the Grantor, in which event the applicable provision in this Agreement shall control.

8.          Further Assurances.

(a)          The Grantor agrees that from time to time, at its own expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be reasonably necessary or that the Collateral Agent (on behalf of all Secured Parties) may reasonably request, in order to perfect and protect the Security Interests granted or purported to be granted hereby or to enable the Secured Parties to exercise and enforce their rights and remedies hereunder with respect to any of the Collateral.

(b)          The Grantor authorizes the filing by the Collateral Agent (on behalf of all Secured Parties) of financing or continuation statements, or amendments thereto, including, but not limited to, the recordation of the security interests granted hereunder in Patents, Trademarks and Copyrights in the United States Patent and Trademark Office and the United States Copyright Office, and Grantor will execute and deliver to the Collateral Agent such other instruments or notices, as may be reasonably necessary or as the Collateral Agent may reasonably request, in order to perfect and preserve the Security Interests granted or purported to be granted hereby. Upon the Satisfaction in Full of the Secured Obligations, the Collateral Agent shall (at Grantor’ expense) file a termination statement and/or other necessary documents terminating and releasing any and all financing statements or Liens on the Collateral pursuant to Section 24 within five (5) Business Days following a written request therefor from Grantor.

(c)          The Grantor authorizes the Collateral Agent (on behalf of all Secured Parties) at any time and from time to time to file, transmit, or communicate, as applicable, financing statements and amendments (i) describing the Collateral as “all assets of debtor” or words of similar effect, (ii) describing the Collateral as being of equal or lesser scope or with greater detail, or (iii) that contain any information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance. The Grantor also hereby ratifies any and all financing statements or amendments previously filed by the Collateral Agent in any jurisdiction.

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(d)          Subject to Section 8(b), the Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of the Collateral Agent (on behalf of all Secured Parties), subject to the Grantor’s rights under Section 9-509(d)(2) of the Code.

(e)          Upon five (5) Business Day’s advance notice, the Grantor shall permit each Secured Party (at such Secured Party’s expense) or its employees, accountants, attorneys or agents, access to examine and inspect any Collateral or any other property of the Grantor at any time during ordinary business hours, but no more than once per calendar year unless an Event of Default has occurred and is continuing.

9.          Collateral Agent’s Right to Perform Contracts, Exercise Rights, etc. Upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) (a) may proceed to perform any and all of the obligations of the Grantor contained in any contract, lease, or other agreement and exercise any and all rights of the Grantor therein contained as fully as the Grantor itself could, (b) shall have the right to use the Grantor’s rights under Intellectual Property Licenses in connection with the enforcement of the Secured Parties’ rights hereunder, including the right to prepare for sale and sell any and all Inventory and Equipment now or hereafter owned by the Grantor and now or hereafter covered by such licenses, and (c) shall have the right to request that any Stock that is pledged hereunder be registered in the name of the Secured Parties or any of their nominees.

10.         Collateral Agent Appointed Attorney-in-Fact. The Grantor, on behalf of itself and each New Subsidiary of the Grantor, hereby irrevocably appoints the Collateral Agent (on behalf of all Secured Parties) as the attorney-in-fact of the Grantor and each such New Subsidiary upon the occurrence and during the continuance of an Event of Default. In the event the Grantor or any New Subsidiary fails to execute or deliver in a timely manner any Transaction Document or other agreement, document, certificate or instrument which the Grantor or New Subsidiary now or at any time hereafter is required to execute or deliver pursuant to the terms of the Securities Purchase Agreement or any other Transaction Document, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) shall have full authority in the place and stead of the Grantor or New Subsidiary, and in the name of the Grantor, such New Subsidiary or otherwise, to execute and deliver each of the foregoing. Without limitation of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) shall have full authority in the place and stead of the Grantor and each New Subsidiary, and in the name of any the Grantor, any such New Subsidiary or otherwise, to take any action and to execute any instrument which the Collateral Agent (on behalf of all Secured Parties) may reasonably deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)          to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in connection with any Collateral of the Grantor or New Subsidiary;

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(b)          to receive and open all mail addressed to the Grantor or New Subsidiary and to notify postal authorities to change the address for the delivery of mail to the Grantor or New Subsidiary to that of an address approved by the Collateral Agent (on behalf of all Secured Parties);

(c)          to receive, indorse, and collect any drafts or other instruments, documents, Negotiable Collateral or Chattel Paper;

(d)          to file any claims or take any action or institute any proceedings which the Collateral Agent (on behalf of all Secured Parties) may deem reasonably necessary or desirable for the collection of any of the Collateral of the Grantor or New Subsidiary or otherwise to enforce the rights of the Secured Parties with respect to any of the Collateral; and

(e)          to use any labels, Patents, Trademarks, trade names, URLs, domain names, industrial designs, Copyrights, customer lists, advertising matter or other industrial or intellectual property rights, in advertising for the exclusive purpose of sale and selling Inventory and other Collateral and to collect any amounts due under Accounts, contracts or Negotiable Collateral of the Grantor or New Subsidiary.

To the extent permitted by law, the Grantor hereby ratifies, for itself and each New Subsidiary, all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. Such power-of-attorney granted pursuant to this Section 10 is coupled with an interest and shall be irrevocable until this Agreement is terminated.

11.         Collateral Agent May Perform. If the Grantor fails to perform any agreement contained herein, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) may perform, or cause performance of, such agreement, and the reasonable expenses of the Collateral Agent incurred in connection therewith shall be payable by the Grantor.

12.         Collateral Agent’s Duties; Bailee for Perfection. The powers conferred on the Collateral Agent hereunder are solely to protect the Secured Parties’ respective interests in the Collateral and shall not impose any duty upon the Collateral Agent in favor of the Grantor or any other Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its actual possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall not have any duty to the Grantor or any other Secured Party as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its actual possession if such Collateral is accorded treatment substantially equal to that which is accorded to its own property. The Collateral Agent agrees that, with respect to any Collateral at any time or times in its possession and in which any other Secured Party has a Lien, the Collateral Agent shall be the bailee of each other Secured Party solely for purposes of perfecting (to the extent not otherwise perfected) each other Secured Party’s Lien in such Collateral, provided that the Collateral Agent shall not be obligated to obtain or retain possession of any such Collateral.

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13.         Collection of Accounts, General Intangibles and Negotiable Collateral. At any time upon the occurrence and during the continuation of an Event of Default, the Collateral Agent (on behalf of all Secured Parties) may (a) notify Account Debtors of the Grantor that the Accounts, General Intangibles, Chattel Paper or Negotiable Collateral have been assigned to the Collateral Agent (on behalf of all Secured Parties) or that the Collateral Agent (on behalf of all Secured Parties) has a security interest therein, and (b) collect the Accounts, General Intangibles and Negotiable Collateral directly, and any collection costs and expenses shall constitute part of the Secured Obligations.

14.         Disposition of Pledged Interests by Secured Parties. None of the Pledged Interests hereafter acquired on the date of acquisition thereof will be registered or qualified under the various federal, state or other securities laws of the United States or any other jurisdiction, and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. The Grantor understands that in connection with such disposition, the Collateral Agent (on behalf of all Secured Parties) may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to federal, state and other securities laws and sold on the open market. The Grantor, therefore, agrees that: (a) if the Collateral Agent (on behalf of all Secured Parties) shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, the Collateral Agent (on behalf of all Secured Parties) shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interest or any portion thereof for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that the Collateral Agent has handled the disposition in a commercially reasonable manner.

15.         Voting Rights.

(a)          Upon the occurrence and during the continuation of an Event of Default, (i) the Collateral Agent (on behalf of all Secured Parties) may, at its option, and with two (2) Business Days prior notice to the Grantor, and in addition to all rights and remedies available to the Secured Parties under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights in respect of the Pledged Interests, but under no circumstances is the Collateral Agent obligated by the terms of this Agreement to exercise such rights, and (ii) if the Collateral Agent (on behalf of all Secured Parties) duly exercises its right to vote any of such Pledged Interests, the Grantor hereby appoints the Collateral Agent (on behalf of all Secured Parties) as the Grantor’s true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote such Pledged Interests in any manner that the Collateral Agent (on behalf of all Secured Parties) deem advisable for or against all matters submitted or which may be submitted to a vote of shareholders, partners or members, as the case may be. Such power-of-attorney granted pursuant to this Section 15 is coupled with an interest and shall be irrevocable until this Agreement is terminated.

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(b)          For so long as the Grantor shall have the right to vote the Pledged Interests, it covenants and agrees that it will not, without the prior written consent of the Collateral Agent (on behalf of all Secured Parties), vote or take any consensual action with respect to such Pledged Interests which would materially or adversely affect the rights of the Secured Parties exercising the voting rights owned by the Grantor or the value of the Pledged Interests.

16.         Remedies. Upon the occurrence and during the continuance of an Event of Default:

(a)          The Collateral Agent (on behalf of all Secured Parties) may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it, all the rights and remedies of a secured party on default under the Code or any other applicable law. Without limiting the generality of the foregoing, the Grantor expressly agrees that, in any such event, the Collateral Agent (on behalf of all Secured Parties) without any demand, advertisement, or notice of any kind (except a notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code or by any other applicable law), may take immediate possession of all or any portion of the Collateral and (i) require the Grantor to, and the Grantor hereby agrees that it will at its own expense and upon request of the Collateral Agent (on behalf of all Secured Parties) promptly, assemble all or part of the Collateral as directed by the Collateral Agent (on behalf of all Secured Parties) and make it available to the Collateral Agent (on behalf of all Secured Parties) at one or more locations where the Grantor regularly maintains Inventory, and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at the Collateral Agent’s offices or elsewhere, for cash, on credit, and upon such other terms as the Collateral Agent (on behalf of all Secured Parties) may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 Business Days’ notice of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification and specifically such notice shall constitute a reasonable “authenticated notification of disposition” within the meaning of Section 9-611 of the Code. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent (on behalf of all Secured Parties) may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)          The Collateral Agent (on behalf of all Secured Parties) is hereby granted a non-exclusive license or other right to use, without liability for royalties or any other charge, the Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, URLs, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by the Grantor or with respect to which the Grantor has rights under license, sublicense, or other agreements (but only to the extent (i) such license, sublicense or agreement does not prohibit such use by the Collateral Agent (on behalf of all Secured Parties), and (ii) the Grantor will not be in default under such license, sublicense, or other agreement as a result of such use by the Collateral Agent (on behalf of all Secured Parties)), as it pertains to the Collateral, for the exclusive purpose of preparing for sale, advertising for sale and effectuating the sale of any Collateral, and the Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of the Collateral Agent (on behalf of all Secured Parties).

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(c)          Any cash held by the Collateral Agent as Collateral and all proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied against the Secured Obligations in the order set forth in Section 17 hereof. In the event the proceeds of Collateral are insufficient for the Satisfaction in Full of the Secured Obligations (as defined below), the Grantor shall remain liable for any such deficiency.

(d)          The Grantor hereby acknowledges that the Secured Obligations arose out of a commercial transaction, and agrees that if an Event of Default shall occur and be continuing the Collateral Agent (on behalf of all Secured Parties) shall have the right to an immediate writ of possession without notice of a hearing. The Collateral Agent (on behalf of all Secured Parties) shall have the right to the appointment of a receiver for the properties and assets of the Grantor, and the Grantor hereby consents to such rights and such appointment and hereby waives any objection it may have thereto or the right to have a bond or other security posted by the Collateral Agent (on behalf of all Secured Parties).

(e)          The Collateral Agent (on behalf of all Secured Parties) may, in addition to other rights and remedies provided for herein, in the other Transaction Documents, or otherwise available to it under applicable law and without the requirement of notice to or upon the Grantor or any other Person (which notice is hereby expressly waived to the maximum extent permitted by the Code or any other applicable law), (i) with respect to the Grantor’s Deposit Accounts in which any Secured Party’s Liens are perfected by control under Section 9-104 of the Code, instruct the bank maintaining such Deposit Account for the Grantor to pay the balance of such Deposit Account to or for the benefit of the Collateral Agent (on behalf of all Secured Parties), and (ii) with respect to the Grantor’s Securities Accounts in which any Secured Party’s Liens are perfected by control under Section 9-106 of the Code, instruct the securities intermediary maintaining such Securities Account for the Grantor to (A) transfer any cash in such Securities Account to or for the benefit of the Collateral Agent (on behalf of all Secured Parties), or (B) liquidate any financial assets in such Securities Account that are customarily sold on a recognized market and transfer the cash proceeds thereof to or for the benefit of the Collateral Agent (on behalf of all Secured Parties).

17.         Priority of Liens; Application of Proceeds of Collateral. Each Secured Party hereby acknowledges and agrees that, notwithstanding the time or order of the filing of any financing statement or other registration or document with respect to the Collateral and the Security Interests, or any provision of this Agreement, any other Security Document, the Code or other applicable law, solely as amongst the Secured Parties, the separate Security Interests of the Secured Parties shall have the same rank and priority; provided, that, the foregoing shall not apply to any Security Interest of a Secured Party that is void or voidable as a matter of law. In furtherance thereof, all proceeds of Collateral received by the Collateral Agent shall be applied as follows:

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(a)          first, ratably to pay any expenses due to the Collateral Agent (including, without limitation, the reasonable costs and expenses paid or incurred to correct any default under or enforce any provision of the Transaction Documents, or after the occurrence and during the continuance of any Event of Default in gaining possession of, maintaining, handling, preserving, storing, shipping, selling, preparing for sale, or advertising to sell the Collateral, or any portion thereof, irrespective of whether a sale is consummated);

(b)          second, to pay any indemnities then due to any of the Secured Parties under the Transaction Documents, until paid in full;

(c)          third, ratably to pay any fees or premiums then due to any of the Secured Parties under the Transaction Documents, until paid in full;

(d)          fourth, ratably to pay interest due in respect of the Secured Obligations then due to any of the Secured Parties, until paid in full;

(e)          fifth, ratably to pay the principal amount of all Secured Obligations then due to any of the Secured Parties, until paid in full;

(f)          sixth, ratably to pay any other Secured Obligations then due to any of the Secured Parties; and

(g)          seventh, to Grantor or such other Person entitled thereto under applicable law.

18.         Remedies Cumulative. Each right, power, and remedy of any Secured Party as provided for in this Agreement or in any other Transaction Document or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Agreement or in the other Transaction Documents or now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by any Secured Party, of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by such Secured Party of any or all such other rights, powers, or remedies.

19.         Marshaling. No Secured Party shall be required to marshal any present or future collateral security (including but not limited to the Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising. To the extent that it lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshaling of collateral which might cause delay in or impede the enforcement of any Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

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20.         Appointment of Collateral Agent; Acknowledgment.

(a)          The Secured Parties hereby appoint Robert Clifford to act as the initial collateral agent on behalf of all Secured Parties (the “Collateral Agent”). Notwithstanding anything in this Agreement to the contrary, one or more Secured Parties (other than the then Collateral Agent) holding a majority of the then aggregate outstanding principal balance of the Notes (excluding any Notes held by the then acting Collateral Agent) may remove the then-acting Collateral Agent and appoint any other Secured Party to act as the Collateral Agent under this Agreement. Upon such appointment such Secured Party shall act as Collateral Agent pursuant to the terms of this Agreement.

(b)          No Secured Party (which term, as used in this sentence, shall include reference to each Secured Party’s officers, directors, employees, attorneys, agents and affiliates and to the officers, directors, employees, attorneys and agents of such Secured Party’s affiliates) shall: (i) have any duties or responsibilities except those expressly set forth in this Agreement and the other Security Documents or (ii) be required to take, initiate or conduct any enforcement action (including any litigation, foreclosure or collection proceedings hereunder or under any of the other Security Documents). Without limiting the foregoing, no Secured Party shall have any right of action whatsoever against any other Secured Party as a result of such Secured Party acting or refraining from acting hereunder or under any of the Security Documents except as a result and to the extent of losses caused by such Secured Party’s actual gross negligence or willful misconduct. No Secured Party assumes any responsibility for any failure or delay in performance or breach by the Grantor or any other Secured Party of its obligations under this Agreement or any other Transaction Document. No Secured Party makes to any other Secured Party any express or implied warranty, representation or guarantee with respect to any Secured Obligations, Collateral, Transaction Document or the Grantor. No Secured Party nor any of its officers, directors, employees, attorneys or agents shall be responsible to any other Secured Party or any of its officers, directors, employees, attorneys or agents for: (i) any recitals, statements, information, representations or warranties contained in any of the Transaction Documents or in any certificate or other document furnished pursuant to the terms hereof; (ii) the execution, validity, genuineness, effectiveness or enforceability of any of the Transaction Documents; (iii) the validity, genuineness, enforceability, collectability, value, sufficiency or existence of any Collateral, or the attachment, perfection or priority of any Lien therein; or (iv) the assets, liabilities, financial condition, results of operations, business, creditworthiness or legal status of the Grantor or any Account Debtor. No Secured Party nor any of its officers, directors, employees, attorneys or agents shall have any obligation to any other Secured Party to ascertain or inquire into the existence of any default or Event of Default, the observance or performance by the Grantor of any of its duties or agreements under any of the Transaction Documents or the satisfaction of any conditions precedent contained in any of the Transaction Documents.

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(d)          Each Secured Party hereby acknowledges and represents that it has, independently and without reliance upon any other Secured Party, and based upon such documents, information and analyses as it has deemed appropriate, made its own credit analysis of the Grantor and its own decision to enter into the Transaction Documents and to purchase the Notes, and each Secured Party has made such inquiries concerning the Transaction Documents, the Collateral and the Grantor as such Secured Party feels necessary and appropriate, and has taken such care on its own behalf as would have been the case had it entered into the Transaction Documents without any other Secured Party. Each Secured Party hereby further acknowledges and represents that the other Secured Parties have not made any representations or warranties to it concerning the Grantor, any of the Collateral or the legality, validity, sufficiency or enforceability of any of the Transaction Documents. Each Secured Party also hereby acknowledges that it will, independently and without reliance upon the other Secured Parties, and based upon such financial statements, documents and information as it deems appropriate at the time, continue to make and rely upon its own credit decisions in taking or refraining to take any other action under this Agreement or the Transaction Documents. No Secured Party shall have any duty or responsibility to provide any other Secured Party with any notices, reports or certificates furnished to such Secured Party by the Grantor or any credit or other information concerning the affairs, financial condition, business or assets of the Grantor (or any of its affiliates) which may come into possession of such Secured Party.

21.         Indemnity and Expenses.

(a)          Without limiting any obligations of the Grantor under the Securities Purchase Agreement, the Grantor agrees to indemnify all Secured Parties from and against all claims, lawsuits and liabilities (including reasonable attorneys’ fees) arising out of or resulting from this Agreement (including enforcement of this Agreement), except claims, losses or liabilities resulting from the gross negligence or willful misconduct of the Secured Party seeking indemnification as determined by a final non-appealable order of a court of competent jurisdiction. This provision shall survive the termination of this Agreement and the Transaction Documents and the Satisfaction in Full of the Secured Obligations.

(b)          The Grantor shall, upon demand, pay to the Collateral Agent all of the reasonable costs and expenses which the Collateral Agent may incur in connection with the custody, preservation, use or operation of, or, upon an Event of Default, the sale of, collection from, or other realization upon, any of the Collateral in accordance with this Agreement and the other Transaction Documents. The Grantor shall, upon demand, pay to each Secured Party all of the reasonable costs and expenses which such Secured Party may incur in connection with (i) the exercise or enforcement of any of the rights of such Secured Party hereunder or (ii) the failure by the Grantor to perform or observe any of the provisions hereof.

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22.         Merger, Amendments; Etc. THIS AGREEMENT, TOGETHER WITH THE OTHER TRANSACTION DOCUMENTS, REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES SOLELY WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES. No provision of this Agreement may be amended other than by an instrument in writing signed by the Grantor and the Collateral Agent, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 22 shall be binding on all Secured Parties, provided that no such amendment shall be effective to the extent that it (a) applies to less than all of the Secured Parties or (b) imposes any obligation or liability on any Secured Party without such Secured Party’s prior written consent (which may be granted or withheld in such Secured Party’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Collateral Agent may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 22 shall be binding on all Secured Parties, provided that no such waiver shall be effective to the extent that it (i) applies to less than all the Secured Parties (unless a party gives a waiver as to itself only) or (ii) imposes any obligation or liability on any Secured Party without such Secured Party’s prior written consent (which may be granted or withheld in such Secured Party’s sole discretion).

23.         Addresses for Notices. All notices and other communications provided for hereunder (a) shall be given in the form and manner set forth in the Securities Purchase Agreement and (b) shall be delivered, (i) in the case of notice to the Grantor, by delivery of such notice to the Grantor’s address specified in the Securities Purchase Agreement or at such other address as shall be designated by the Grantor in a written notice to each of the Secured Parties in accordance with the provisions thereof, and (ii) in the case of notice to any Secured Party, by delivery of such notice to such Secured Party at its address specified in the Securities Purchase Agreement or at such other address as shall be designated by such Secured Party in a written notice to the Grantor and each other Secured Party in accordance with the provisions thereof.

24.         Separate, Continuing Security Interests; Assignments under Transaction Documents. This Agreement shall create a continuing security interest in the Collateral in favor of the Collateral Agent on behalf of each Secured Party and shall (a) remain in full force and effect until Satisfaction in Full of the Secured Obligations, (b) be binding upon the Grantor, and its permitted successors and permitted assigns, and (c) inure to the benefit of, and be enforceable by, the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may, in accordance with the provisions of the Transaction Documents, assign or otherwise transfer all or any portion of its rights and obligations under the Transaction Documents to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party herein or otherwise. Upon Satisfaction in Full of the Secured Obligations, the Security Interests granted hereby shall terminate and all rights to the Collateral shall revert to the Grantor or any other Person entitled thereto. At such time, the Collateral Agent and each Secured Party will authorize the filing of appropriate termination statements to terminate such Security Interests. No transfer or renewal, extension, assignment, or termination of this Agreement or any other Transaction Document, or any other instrument or document executed and delivered by the Grantor to any Secured Party nor any additional loans made by any Secured Party to the Grantor, nor the taking of further security, nor the retaking or re-delivery of the Collateral to the Grantor, or any of them, by any Secured Party, nor any other act of the Secured Parties, or any of them, shall release the Grantor from any obligation, except a release or discharge executed in writing by all Secured Parties. No Secured Party shall by any act, delay, omission or otherwise, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by such Secured Party and then only to the extent therein set forth. A waiver by any Secured Party of any right or remedy on any occasion shall not be construed as a bar to the exercise of any such right or remedy which such Secured Party would otherwise have had on any other occasion.

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25.         Governing Law; Jurisdiction; Service of Process; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper; provided, however, any suit seeking enforcement against any Collateral or other property may be brought, at any Secured Party’s option, in the courts of any jurisdiction where such Secured Party elects to bring such action or where such Collateral or other property may be found. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

26.         Miscellaneous.

(a)          This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof. Any party delivering an executed counterpart of this Agreement by facsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement. The foregoing shall apply to each other Security Document mutatis mutandis.

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(b)          Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

(c)          Headings used in this Agreement are for convenience only and shall not be used in connection with the interpretation of any provision hereof.

(d)          The pronouns used herein shall include, when appropriate, either gender and both singular and plural, and the grammatical construction of sentences shall conform thereto.

(e)          The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. For clarification purposes, the Recitals are part of this Agreement.

(f)          Unless the context of this Agreement or any other Transaction Document clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the terms “includes” and “including” are not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document, as the case may be, as a whole and not to any particular provision of this Agreement or such other Transaction Document, as the case may be. Section, subsection, clause, schedule, and exhibit references herein are to this Agreement unless otherwise specified. Any reference in this Agreement or in any other Transaction Document to any agreement, instrument, or document shall include all alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements, thereto and thereof, as applicable (subject to any restrictions on such alterations, amendments, changes, extensions, modifications, renewals, replacements, substitutions, joinders, and supplements set forth herein). “Satisfaction in Full of the Secured Obligations” shall mean the indefeasible payment in full in cash and discharge, or other satisfaction in accordance with the terms of the Transaction Documents (including, without limitation, conversion of the Notes into equity of the Company) and discharge, of all Secured Obligations in full. Any reference herein to any Person shall be construed to include such Person’s permitted successors and permitted assigns. Any requirement of a writing contained herein or in any other Transaction Document shall be satisfied by the transmission of a Record and any Record so transmitted shall constitute a representation and warranty as to the accuracy and completeness of the information contained therein.

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(g)          All dollar amounts referred to in this Agreement and the other Transaction Documents are in United States Dollars (“U.S. Dollars”), and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation. “Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation.

(h)          For the avoidance of doubt, this Agreement hereby amends and restates the 2015 Security Agreement in its entirety.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.

GRANTOR:	ATOMERA INCORPORATED,
a Delaware corporation

By:
Scott A. Bibaud,
Chief Executive Officer

Collateral Agent:
Robert Clifford

[Signature Page to Amended and Restated Security Agreement]

SECURED PARTIES:

For Entity Investors:	For Individual Investors:

Print Name:	Print Name:

Signature:	Signature:

Name of Signatory:	If Joint Investment, 2nd investor should complete:

Title:	Print Name:

Signature:

[Signature Page to Amended and Restated Security Agreement]

SCHEDULE 1

COMMERCIAL TORT CLAIMS

None.

SCHEDULE 2

REAL PROPERTY

Owned Real Property

None.

Leased Real Property

Facilities located at 20 Walnut Street, Suite 8, Wellesley Hills, MA 02481

Facilities located at 750 University Avenue, Suite 280, Los Gatos, CA 95032

Chief Executive Office

750 University Avenue, Suite 280, Los Gatos, CA 95032

SCHEDULE 3

LIST OF UNIFORM COMMERCIAL CODE FILING JURISDICTIONS

Delaware

SCHEDULE 4

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Deposit Accounts

Securities Accounts

None.

EXHIBIT F

Consent and modification AGREEMENT

CONSENT AND AMENDMENT AGREEMENT

This CONSENT AND AMENDMENT AGREEMENT (this “Agreement”), dated as of April 1, 2016, is by and among Atomera Incorporated (f/k/a Mears Technologies, Inc.), a Delaware corporation (the “Company”), and the other Persons party hereto. Capitalized terms used, but not defined, herein shall have the same meaning ascribed to such terms in the 2015 Convertible Notes (as defined below).

RECITALS

A.           On March 17, 2015, the Company issued senior secured convertible notes having an aggregate principal amount of $14,750,000 (the “2015 Convertible Notes”) and, in connection therewith, the Company entered into a Securities Purchase Agreement, Security Agreement and Registration Rights Agreement with the holders of the 2015 Convertible Notes (the “Existing Noteholders”).

B.           On the date hereof, the Company proposes to issued senior secured convertible notes having an aggregate principal amount of up to $6,000,000 (the “2016 Convertible Notes”) and, in connection therewith, the Company will enter into a securities purchase agreement and a form of senior secured convertible note, on terms substantially similar to the Securities Purchase Agreement and the 2015 Convertible Note, with the holders of the 2016 Convertible Notes. In addition, the Company proposes to amend and restate the Security Agreement and Registration Rights Agreement and enter into the amended and restated Security Agreement and Registration Rights Agreement with the holders of the 2016 Convertible Notes.

C.           This Agreement, including the amended and restated the Security Agreement and Registration Rights Agreement, is a condition precedent to the issuance of the 2016 Convertible Notes and the consummation of the transactions contemplated thereby (the “2016 Note Offering”) and as creditors of the Company the Existing Noteholders will derive substantial benefit from the consummation of the 2016 Note Offering.

D.           The Existing Noteholders wish to (i)          consent to the issuance of the 2016 Convertible Notes and allow the 2016 Convertible Notes to be pari passu in all respects with the 2015 Convertible Notes, (ii) amend and restate the Security Agreement and Registration Rights Agreement and (iii) make certain amendments to the 2015 Convertible Notes and Securities Purchase Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.           Consent to Issuance of 2016 Convertible Notes.

(a)          The Existing Noteholders hereby consent to the issuance of the 2016 Convertible Notes and waive any breach or default such issuance may cause under the Securities Purchase Agreement, including, but not limited to, under Sections 4(k) or 4(m) of the Securities Purchase Agreement.

(b)          The Existing Noteholders hereby acknowledge and agree that the 2016 Convertible Notes shall be pari passu in all respects, including in terms of payment, security and registration rights, with the 2015 Convertible Notes

(c)          The Existing Noteholders hereby acknowledge and agree that the terms “Other Notes” and “Notes” as used in the 2016 Convertible Notes shall for all purposes include the 2015 Convertible Notes.

2.           Amendments to the 2015 Convertible Notes.

(a)          Notes. The term “Notes” as defined in opening paragraph of the 2015 Convertible Notes and used throughout therein shall mean, collectively, the Other Notes, the 2015 Convertible Notes and the 2016 Convertible Notes.

(b)          Maturity Date. The date “May 31, 2016” as set forth in the definition of “Maturity Date” in Section 23(j) of the 2015 Convertible Notes shall be removed and replaced with the date “May 31, 2017”.

(c)          IPO Outside Date. The date “February 14, 2016” as set forth in the definition of “IPO Outside Date” in Section 23(h) of the 2015 Convertible Notes shall be removed and replaced with the date “December 31, 2016”.

3.           Security Agreement.

(a)          The Existing Noteholders hereby consent to the granting of the Security Interest in the Collateral (as that term are defined in the Security Agreement) by the Company to the holders of the 2016 Convertible Notes to secure the Secured Obligations (as that term is defined in the Security Agreement).

(b)          The Existing Noteholders hereby acknowledge and agree that that for all purposes of the Security Agreement, the Collateral Agent appointed by the Existing Noteholders pursuant to Section 20 of the Security Agreement (the “Collateral Agent”) shall be the same Collateral Agent as appointed by the holders of the 2016 Convertible Notes.

(c)          The Existing Noteholders hereby acknowledge and agree that, in the event of a distribution of proceeds of Collateral by the Collateral Agent pursuant to Section 17 of the Security Agreement, all such proceeds of Collateral shall be applied by the Collateral Agent pari passu among the Existing Noteholders and the holders of the 2016 Convertible Notes.

(d)          The Existing Noteholders hereby acknowledge and agree that the Collateral Agent shall, on behalf of the Existing Noteholders, enter into an amended and restated Security Agreement, in the form presented to them, with the Company and the holders of the 2016 Convertible Notes for purposes of carrying out the grants and terms of (a) through (c) above and otherwise making the holders of the 2016 Convertible Notes parties to the Security Agreement, as amended and restated.

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4.           Registration Rights Agreement.

(a)          The Existing Noteholders hereby acknowledge and agree that the term “Registrable Securities” as used in the Registration Rights Agreement shall for all purposes include the shares of common stock issued upon conversion of the 2016 Convertible Notes.

(b)          The Existing Noteholders hereby acknowledge and agree that for purposes of exercising and implementing the Piggyback Registration Rights granted under Section 1 of the Registration Rights Agreement, the terms “Holder” and “Holders” shall also include the holders of the 2016 Convertible Notes and their assignees or successors in interest.

(c)          The Existing Noteholders hereby acknowledge and agree that for purposes of exercising and implementing the Demand Registration Rights granted under Section 2 of the Registration Rights Agreement, the terms “Holder” and “Holders” shall also include the holders of the 2016 Convertible Notes and their assignees or successors in interest.

(d)          The Existing Noteholders hereby agree to the form of amended and restated Registration Rights Agreement, in the form presented to them, for purposes of carrying out the terms of (a) through (c) above and otherwise making the holders of the 2016 Convertible Notes parties to the Registration Rights Agreement, as amended and restated, and that the execution and delivery of this Agreement by each Existing Noteholder shall constitute their execution and delivery of the amended and restated Registration Rights Agreement without their need to separately sign the amended and restated Registration Rights Agreement.

5.           Amendments to Securities Purchase Agreement. Section 4(w) of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following: “IPO Commitment. The Company shall use its best efforts to file with the SEC a registration statement on Form S-1 (or any successor form thereto) to register and sell Common Stock in an IPO (the “IPO Registration Statement”) by no later than December 31, 2016. In the event that the Company has not filed the IPO Registration Statement with the SEC within five (5) months of the Closing Date, then the Company shall not file the IPO Registration Statement with the SEC until at least six (6) months and one (1) day after the Closing Date.” In addition, the last sentence of Section 9(e) of the Securities Purchase Agreement is hereby deleted in its entirety and replaced with the following: “‘Required Buyers” means Buyers holding Notes and the parties holding the 2016 Convertible Notes (as such term is defined in that Consent and Amendment Agreement dated April 1, 2016 between the Company and the other Persons who are parties thereto) having an aggregate outstanding principal amount that represents a majority of the aggregate principal amount of all Notes and 2016 Convertible Notes.”

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6.           Miscellaneous.

(a)          Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(b)          Severability. If any provision(s) of this Agreement shall be determined to be illegal or unenforceable, such determination shall in no manner affect the legality or enforceability of any other provision hereof, and any such illegal or unenforceable provisions shall be performed by mutual consent of the parties to reflect the intended purpose of such provision.

(c)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, if delivered personally; (ii) when sent, if sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); (iii) when sent, if sent by e-mail (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient) and (iv) if sent by overnight courier service, one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Atomera Incorporated

750 University Avenue, Suite 280

Los Gatos, CA 95032

E-mail: sbibaud@atomera.com

Attn: Chief Executive Officer

with a copy (for informational purposes only) to:

Greenberg Traurig, LLP

3161 Michelson Drive, Suite 1000

Irvine, CA 92612

Facsimile: (949) 732-6501

E-mail: DonahueD@gtlaw.com

Attn: Daniel K. Donahue, Esq.

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If to an Existing Noteholder, to its address, facsimile number or e-mail address set forth on such Existing Noteholder’s signature page to the Securities Purchase Agreement, with a copy before July 1, 2016 (for informational purposes only) to:

Golenbock Eiseman Assor Bell & Peskoe LLP
437 Madison Avenue, 40th Floor
New York, NY 10022
Facsimile: (212) 754-0330

E-mail: ahudders@golenbock.com

cvandemark@golenbock.com
Attention: Andrew D. Hudders, Esq.

   Carl Van Demark, Esq.

and with a copy on or after July 1, 2016 (for informational purposes only) to:

Golenbock Eiseman Assor Bell & Peskoe LLP
711 Third Avenue
New York, NY 10017
Facsimile: (212) 754-0330

E-mail: ahudders@golenbock.com

cvandemark@golenbock.com
Attention: Andrew D. Hudders, Esq.

   Carl Van Demark, Esq.

or to such other address, facsimile number or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date and recipient facsimile number or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iv) above, respectively. A copy of the e-mail transmission containing the time, date and recipient e-mail address shall be rebuttable evidence of receipt by e-mail in accordance with clause (iii) above.

(d)          Binding Effect. This Agreement shall be binding upon and shall insure to the benefit of the parties hereto, their respective successors, assigns, legal representative, estates, executors, administrators and heirs.

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(e)          Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the undersigned have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

COMPANY:

ATOMERA INCORPORATED,
a Delaware corporation

By:
Scott A. Bibaud,
President and Chief Executive Officer

[Signature Page to Consent and Amendment Agreement]

IN WITNESS WHEREOF, the undersigned have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

For Entity Investors:	For Individual Investors:

Print Name:	Print Name:

Signature:	Signature:

Name of Signatory:	If Joint Investment, 2nd investor should complete:

Title:	Print Name:

Signature:

[Signature Page to Consent and Amendment Agreement]